DIRECTORS' SERVICE CONTRACTS

                                    D C Allen
                                  E J P Browne
                                    R F Chase
                                    B E Grote
                                   A B Hayward
                                   J A Manzoni
                                    R L Olver

                               DATED JANUARY 2003





                                    BP p.l.c.


                                       and



                             David Christopher Allen




                            ------------------------

                                SERVICE AGREEMENT
                            ------------------------












                                  ALLEN & OVERY


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THIS AGREEMENT is made on    January 2003

BETWEEN:

(1) BP p.l.c. (registered number 102498) whose registered office is at 1 St James's Square, London SW1Y 4PD (the "Company"); and

(2) David Christopher Allen c/o BP p.l.c., 1 St James's Square, London SW1Y 4PD (the "Executive")

IT IS AGREED as follows:

1.   Employment

     The Company shall continue to employ the Executive and the Executive shall assume the position of a Senior Executive of the Company on the terms set out in this agreement (the "Employment"). The Employment in this position shall take effect from 1 February 2003.

2.   Salary

(1)  The   Company   shall   pay  to  the   Executive   a  salary  at  the  rate
     of(pound)400,000 per annum.

(2) The Executive's salary shall be reviewed at the discretion of the Remuneration Committee.

(3) The Executive's salary shall accrue from day to day and be payable by equal instalments in arrears on the last day of every month.

3.   Pensions

     The Executive is entitled to continue to be a member of The BP Pension Scheme (the "Pension Scheme") subject to its terms. The Executive is entitled to benefits under the Pension Scheme in accordance with the separate arrangements made between the Company and the trustees of the Pension Scheme for the benefit of the Executive and as notified to him from time to time by the Company.

4.   Termination of Employment

(1) The Company or the Executive may terminate the Employment by giving to the other party at least 12 months' notice in writing expiring at any time.

(2) The Employment will automatically terminate (if not already terminated) on the day before the Executive's 60th birthday.

(3) The Company may at any time terminate the Employment with immediate effect by giving notice in writing to the Executive on terms that the Company shall pay to the Executive, in lieu of the remainder of the term of the Employment or, as the case may be, notice under subclause (1) above, an amount equal to 12 months' salary or the amount of salary that would have been paid to the Executive if the Employment terminated on the expiry of the remainder of any notice given under subclause (1) above as the case may be provided that the Executive's entitlement to the payment shall be conditional on him agreeing to comply with his obligations to the Company following the termination of the Employment (which include, but without limiting the generality of the foregoing his obligations not to use or disclose the Company's or the Group's confidential information under the General Terms and Conditions of Employment).

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(4)  The  Company  may  in  circumstances   where  the  Remuneration   Committee
     reasonably deems it to be in the Company's best interests elect that in place of a lump sum payment in lieu of notice under sub-clause (3) above the Company will pay the Executive in lieu of notice in a series of staged payments at the time or times that the Executive would have been paid had he been employed during the period of notice or remainder of such period given under sub-clause (1) above.

(5) Subclause (1) above does not limit the Company's rights to suspend any of the Executive's duties and powers under this agreement or the General Terms and Conditions of Employment. In addition or alternatively, the Company may during the whole or any part of any period of notice require the Executive to perform duties (including any modified duties arising from an exercise by the Company of its rights under the General Terms and Conditions of Employment) at such locations as the Company may reasonably require. Throughout any such period of suspension the Executive's salary and other benefits to which he is entitled under this agreement shall continue to be paid or provided by the Company.

5.   General

(1) Each of the provisions in this agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of the provisions of this agreement is void but would be valid if some part of the clause were deleted, the clause in question shall apply with such modification as may be necessary to make it valid.

(2) The General Terms and Conditions of Employment (a copy of which are attached to this agreement) as amended by the Remuneration Committee from time to time shall form part of the Executive's terms and conditions of employment and the definitions and other provisions contained in the interpretation clause in the General Terms and Conditions of Employment shall apply to this agreement.

(3) The terms set out in the Schedule in accordance with the requirements of the Employment Rights Act 1996 form part of this agreement.

(4) As from the effective date of the Employment all other agreements or arrangements between the Executive and any Group Company relating to the employment of the Executive shall cease to have effect.

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(5)  This  agreement  shall be  governed by and  construed  in  accordance  with
     English law.

AS WITNESS the hands of the Executive and of a duly authorised representative of the Company on the date which appears first on page 1.


SIGNED by JOHN BROWNE                        )
on behalf of BP p.l.c.                       )
in the presence of:                          )





SIGNED by                                    )
DAVID C ALLEN                                )
in the presence of:                          )

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                                  THE SCHEDULE

The following constitutes the statement of the particulars of the Executive's employment issued pursuant to the Employment Rights Act 1996. The particulars are those which apply on the date of this agreement:

     Name of employer - the Company as defined on page 1 above.

     Name of employee - the Executive as defined on page 1 above.

     Date of commencement of employment - see clause 1.

     Date of commencement of continuous period of employment - 30 October 1978.

     Scale or rate of remuneration or method of calculating remuneration - see clause 2.

     Intervals at which remuneration is paid - monthly - see clause 2.

     Hours of work - there are no fixed hours of work - see also the General Terms and Conditions of Employment.

     Holidays (including public holidays) and holiday pay - the Executive shall be entitled to 28 Working Days' holiday with pay in every calendar year. In addition see the General Terms and Conditions of Employment.

     Sickness or injury and sick pay - see the General Terms and Conditions of Employment.

     Pension - see clause 3. A contracting out certificate within the meaning of
     Part III of the Pension Schemes Act 1993 is in force.

     Notice - see clause 4.

     Job title - Senior Executive.

     Place of work - the duties of the Employment relate primarily to the United Kingdom. The Executive shall be based at the Group's Headquarters, which for the time being are at the employer's address as stated on page 1 above.

     Collective agreements - the Company is not a party to any collective agreement which affects the Executive's employment.

     Working overseas - the Executive is not under any obligation to work overseas for periods exceeding one month and accordingly there are no particulars to be entered in this regard.

Discipline and grievance procedure - the Executive is subject to the Company's Senior Executive discipline and grievance procedure.

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                      ------------------------------------

                          GENERAL TERMS AND CONDITIONS
                                  OF EMPLOYMENT
                            ON EXECUTIVE APPOINTMENTS
                      ------------------------------------


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GENERAL TERMS AND CONDITIONS ON EXECUTIVE APPOINTMENTS

1.   Interpretation

(1)  In these terms and conditions:

     "Employment" means the employment of the Executive by the Company under the terms of a service agreement between the Executive and the Company;

     "Associated Company" means:

     (a) a company which is not a Subsidiary of the Company but whose issued equity share capital (as defined in section 744 of the Companies Act
          1985) is owned as to at least 20 per cent. by the Company or one of its Subsidiaries; and

     (b)  a Subsidiary of a company within (a) above;

     "CEO" means the chief executive officer of the Company and it includes his delegate or delegates where the chief executive officer has delegated his authority to manage the Executive or the business of the Group in which the Executive is performing his duties;

     "Group" means the Company and its subsidiaries and Associated Companies for the time being and "Group Company" means any one of them;

     "Recognised Investment Exchange" has the same meaning as in section 207 of the Financial Services Act 1986;

     "Remuneration Committee" means the remuneration committee of the board of directors of the Company;

     "Subsidiary" means a subsidiary within the meaning of section 736 of the Companies Act 1985; and

     "Working Day" means a day other than a Saturday, Sunday or bank or other public holiday in England (or if the Executive works on a bank or other public holiday a day's holiday taken in lieu of that holiday).

(2) References in these terms and conditions to a person include a body corporate and an unincorporated association of persons and references to a company include any body corporate.

(3) Any reference in these terms and conditions to a statutory provision includes any statutory modification or re-enactment of it for the time being in force.

(4)  Subclauses (1) to (3) above apply unless the contrary intention appears.

(5)  The   headings  in  these  terms  and   conditions   do  not  affect  their
     interpretation.

(6) Where appropriate, references to the Executive include his personal representatives.

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2.   Duties

(1) The Executive shall use his best endeavours to promote and protect the interests of the Group and shall not do anything which is harmful to those interests.

(2) The Executive shall diligently and faithfully perform such duties and exercise such powers as may from time to time be assigned to or vested in him in relation to the conduct and management of the affairs of the Group by the CEO. The CEO may also suspend all or any of the Executive's duties and powers for such periods and on such terms as he considers expedient (including a term that the Executive shall not attend at the Company's premises).

(3) The Executive shall give to the CEO such information regarding the affairs of the Group as he shall require and shall comply with all proper instructions of the CEO.

(4) The Executive shall have the power and the authority to act in accordance with the instructions of and within the limits prescribed by the CEO.

(5) The Executive shall comply with all codes of conduct from time to time adopted by the Company or notified to him and with all applicable rules and regulations of the London Stock Exchange including (without limitation) the model code on directors' dealings in securities.

(6) The Executive shall (unless prevented by ill-health or accident or otherwise directed by the CEO) devote the whole of his time during normal business hours to the duties of the Employment and such additional time as is necessary for the proper fulfilment of those duties.

(7) The Executive's salary shall be inclusive of any fees receivable by him as a director of any Group Company and if the Executive receives any such fees in addition to his salary he shall pay them to the Company.

(8) The Executive shall not accept any appointment to any office in relation to any body, whether corporate or not, (other than a Group Company) or directly or indirectly be interested in any manner in any other business except:

     (a) as holder or beneficial owner (for investment purposes only) of any class of securities in a company if those securities are listed or dealt in on a Recognised Investment Exchange and if the Executive (together with his spouse, children, parents and parents' issue) neither holds nor is beneficially interested in more than five per cent. of the securities of that class; or

     (b) with the consent in writing of the CEO which may be given subject to any terms or conditions which the Chairman may require.

3.   PLACE OF WORK of THE Executive

     The duties of the Employment shall relate primarily to the United Kingdom at such places as the CEO may from time to time require but shall extend to travel abroad when required by the CEO.

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4.   INCENTIVES

     The Executive agrees that his participation in any bonus or incentive arrangements shall be at the Remuneration Committee's sole discretion; that he is subject to the procedures as notified to him from time to time for setting and assessing any bonus or incentive payments under any scheme in which he participates; and that he is subject to the procedures for making any payments that may be due to him under the terms of any bonus or incentive scheme in which he participates.

5.   Travelling expenses

     The Company shall reimburse the Executive (on production of such evidence as it may reasonably require) the amount of all travelling and other expenses properly and reasonably incurred by him in the discharge of his duties.

6.   Car

(1) The Company shall provide the Executive with a car appropriate to his status for his use in the performance of his duties and, subject to any restrictions or conditions from time to time imposed by the Company, the Executive may use the car for his private purposes.

(2) The Company shall pay all normal servicing, insurance and running expenses in relation to the car and all fuel expenses incurred by the Executive in the performance of his duties.

(3) The Executive shall take good care of the car and shall observe the terms and conditions of the insurance policy relating to it and the terms of the Company's car policy from time to time.

7.   Pensions

     The Executive is entitled to become or as the case may be remain a member of the BP Pension Scheme (the "Pension Scheme") subject to its terms. The full terms are set out in the trust deeds and rules governing the Pension Scheme; copies of those documents are available to the Executive on request. The Company shall deduct from the Executive's salary any contributions payable by him from time to time to the Pension Scheme or any other pension scheme of the Group of which he becomes a member.

8.   Medical and sickness

(1) The Company may from time to time require the Executive to be examined by a medical adviser nominated by the Company and the Executive consents to the medical adviser disclosing the results of the examination to the Company's medical adviser and shall provide the Company with such formal consents as may be necessary for this purpose.

(2) The Executive shall be paid in full during any period of absence from work due to sickness or injury of 120 Working Days and at the rate of half of his salary for a further period of 120 Working Days subject to the provisions of clause 13 and to the production of satisfactory evidence from a registered medical practitioner in respect of any period of absence in excess of five consecutive Working Days. The periods during which the Executive receives payment may be extended by the CEO in his discretion following consultation with the Company's medical adviser. The Executive's salary during any period of absence due to sickness or injury shall be inclusive of any statutory sick pay to which he is entitled and the Company may deduct from his salary the amount of any social security benefits he may be entitled to receive.

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(3)  If the Executive is incapable of performing  his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of a third party and the Executive recovers any amount by way of compensation for loss of earnings from that third party, he shall pay to the Company a sum equal to the amount recovered or, if less, the amount paid to him by the Company under subclause (2) above in respect of the relevant period of absence as a result of that injury.

9.   Holidays

(1) The Executive shall take his holiday entitlement at times agreed with the CEO.

(2) Any entitlement to holiday remaining at the end of any calendar year may be carried forward to the next calendar year but no further. The entitlement to holiday (and on termination of employment to holiday pay in lieu of holiday) accrues pro rata throughout each calendar year (disregarding fractions of days).

10.  Confidential information

(1) The Executive shall not make use of or divulge to any person, and shall use his best endeavours to prevent the use, publication or disclosure of, any information of a confidential or secret nature:

     (a) concerning the business of the Company or any Group Company and which comes to his knowledge during the course of or in connection with his employment or his holding any office within the Group from any source within the Company or any Group Company: or

     (b) concerning the business of any person having dealings with the Company or any Group Company and which is obtained directly or indirectly in circumstances in which the Company or any Group Company is subject to a duty of confidentiality in relation to that information.

(2)  This clause shall not apply to information which is:

     (a) used or disclosed in the proper performance of the Executive's duties or with the prior written consent of the Company; or

     (b) ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law.

(3) This clause shall continue to apply after the termination of the Employment (whether terminated lawfully or not) without limit of time.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

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11.  Intellectual property

(1) In this clause "Intellectual Property Right" means a formula, process, invention, improvement, utility model, trade mark, service mark, business name, copyright, design right, patent, know-how, trade secret and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which:

     (a) relates to or is useful in connection with the business or any product or service of a Group Company; and

     (b) is invented, developed, created or acquired by the Executive (whether alone or jointly with any other person) during the period of the Employment.

(2) Subject to the provisions of the Patents Act 1977, the entire interest of the Executive in any Intellectual Property Right shall, as between the Executive and the Company, become the property of the Company as absolute beneficial owner without any payment to the Executive for it.

(3) The Executive shall promptly communicate in confidence to the Company full particulars of any Intellectual Property Right (whether or not it is vested in the Company pursuant to subclause (2) above or otherwise) and the Executive shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company without the prior written consent of the Company.

(4) The Executive shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or its nominee to obtain the protection of any Intellectual Property Right vested in the Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company to exploit any Intellectual Property Right vested in the Company to best advantage.


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(5)  The  obligations of the Executive  under  subclauses (2) to (4) above shall continue to apply after the termination of the Employment (whether terminated lawfully or not). Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.

12.  Termination of Employment


(1)  If the Executive:

     (a) becomes of unsound mind or is, or may be, suffering from mental disorder and either:

          (i) he is admitted to hospital for treatment under the Mental Health Act 1983; or

          (ii) an order is made by any competent court for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs; or

     (b) is unable properly to perform his duties by reason of ill-health, accident or otherwise for a period of 12 consecutive months; or

     (c) fails or neglects efficiently and diligently to discharge his duties or is guilty of any serious or repeated breach of his obligations under this agreement (including any consent granted under it); or

     (d) is guilty of serious misconduct or any other conduct which affects or is likely to affect prejudicially the interests of the Company or the Group or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or

     (e) becomes bankrupt or makes any arrangement or composition with his creditors; or

     (f) is disqualified from being a director of any company by reason of an order made by any competent court,

     the Company may (whether or not any notice of termination has been given) by written notice to the Executive terminate the Employment with immediate effect but a notice under paragraph (b) above may be given by the Company to the Executive only within 90 days after the end of any period or periods of disability referred to in that paragraph.

(2) During any period of notice of termination of the Employment (whether or not such notice has been given by the Company or the Executive) the Company may require the Executive to take any holiday to which the Executive is entitled at such time or times as the Company may decide.

(3) If the Executive is appointed as a director or officer of the Company or of any Group Company and the Executive ceases to be a director or officer of the Company or of that Group Company (for any reason whatsoever) that shall not terminate the Employment.

(4) On the termination of the Employment in any way (whether lawfully or otherwise) the Executive shall immediately:

     (a) return the car and its keys to the Company at such place as it shall nominate for the purpose; and

     (b) deliver to the Company's Group Human Resources Department all property in his possession, custody or under his control belonging to any Group Company including (but not limited to) business cards, credit and charge cards, security and computer passes, original and copy documents or other media on which information is held in his possession relating to the business or affairs of any Group Company; and

     (c) resign all offices held by him in any Group Company (without prejudice to the rights of any party arising out of the termination of the Employment).

(5) The Executive hereby authorises the Company to deduct from any amounts payable by the Company to the Executive on the termination of the Employment any sums due to the Company from the Executive.

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(6)  With effect from the date of termination of the Employment,  all the rights and obligations of the parties shall cease except for those which are expressed to continue after that date and except in relation to any breach of any provision of these terms and conditions or any other agreement between the Company and the Executive before that date. Termination of the Employment shall not prejudice any other rights of the Company.

13.  General

     These terms and conditions shall be governed by and construed in accordance with English law.

14.  Notices

(1) Any notice or other document to be served under any agreement between the Company and the Executive may, in the case of the Company, be delivered or sent by first class post or telex or facsimile process to the Company at its registered office for the time being and, in the case of the Executive, may be delivered to him or sent by first class post to his usual or last known place of residence.

(2)  Any such notice or other document shall be deemed to have been served:

     (a)  if delivered, at the time of delivery;

     (b) if posted, at 10.00 a.m. on the second Working Day after it was put into the post; or

     (c) if sent by telex or facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. on any Working Day, and in any other case at 10.00 a.m. on the Working Day following the date of despatch.

(3) In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and despatched as the case may be.


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DATED November 11, 1993, amended February 7, 2003





                      THE BRITISH PETROLEUM COMPANY p.l.c.


                                     - and -



                            EDMUND JOHN PHILIP BROWNE








                                SERVICE AGREEMENT

















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THIS AGREEMENT is made on November 11, 1993 and amended on February 7, 2003

BETWEEN



(I) THE BRITISH PETROLEUM COMPANY p.l.c. whose registered office is at Britannic House, 1 Finsbury Circus, London EC2M 7BA (the `Company'); and


(2)  EDMUND  JOHN  PHILIP  BROWNE  of 21  South  Eaton  Place  London  SW1  (the
     `Executive')

WHEREBY IT IS AGREED as follows:-

INTERPRETATION

1.   In this Agreement (including the Schedule attached):


     (A) (i) `associated company' means any company whose equity share capital (as defined in Section 744 of the Companies Act 1985) is owned as to twenty per cent (20%) or more but less than fifty per cent (50%) by the Company;

          (ii) `Board of Directors' means the Board of Directors of the Company as the same may be constituted from time to time or any committee of the Board of Directors duly appointed by it;

          (iii)`Group Company' means the Company or any company which is from time to time a holding company of the Company or a subsidiary or associated company of the Company or any such holding company and the expression `Group Companies' shall be deemed to mean each and every Group Company;












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          (iv) `holding  company'  has the  meaning  given in Section 736 of the
               Companies Act 1985;

          (v) `subsidiary' has the meaning given in Section 736 of the Companies Act 1985;

     (B) reference to an Act of Parliament shall be deemed to include any statutory modification or re-enactment whenever made.

THE EMPLOYMENT

2. The Company HEREBY AGREES to employ the Executive and the Executive HEREBY AGREES to serve as a Managing Director pursuant to Article 80(A) of the Company's Articles of Association and subject to and in accordance with the terms of this Agreement.

DURATION OF EMPLOYMENT

3. (A) This Agreement shall be deemed to have commenced on November 1, 1993 (the `Commencement Date') and shall continue, subject as hereinafter provided, until terminated at any time by either the Company giving to the Executive not less than twelve (12) months written notice or the Executive giving the Company not less than twelve (12)(or such lesser number as the Company and the Executive may agree) months written notice.

     (B) This Agreement shall automatically terminate (if not already terminated) upon the day immediately before the Executive's sixtieth
          (60th) birthday or such other date as the Company and the Executive may agree in writing.

     (C) This Agreement shall further be subject to termination pursuant to Clause 10 hereof.

 DUTIES OF THE EXECUTIVE

4. (A) Except as otherwise approved by the Board of Directors, the Executive will devote all his time and energies to the business of the Company and its subsidiaries and such of the associated companies as the Board of Directors may require.








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
     (B) The Executive shall not during the continuance of this Agreement (except as a representative of the Company or with the consent in writing of the Board of Directors) (i) become a director of any corporate body or (ii) be directly or indirectly engaged or concerned in the conduct of any business, trade, profession or other occupation (whether as an employee, consultant, agent, director or otherwise) provided that this restriction (ii) shall not prevent the Executive from holding or acquiring by way of bona fide investment, investments whether or not listed or quoted representing not more than five per cent (5%) of the investments of any class of any one company. If requested to do so, the Executive shall disclose promptly in writing to the Board of Directors all his interests in any business other than that of the Company or any other Group Company.

     (C) The Executive shall comply with all rules and regulations from time to time issued by the Company to its employees and shall obey all reasonable and lawful directions given to him by or under the authority of the Board of Directors. The Executive shall use his best endeavours to promote the interest and reputation of Group Companies.

     (D) As and when requested by the Chairman or the Deputy Chairman of the Company the Executive shall keep the Board of Directors promptly and fully informed (in writing if so requested) of his conduct of the business, finances or affairs of Group Companies.

     (E) The Company may reasonably require the Executive at any time during his engagement to move from one part or section of the Company to another and/or change the location of his employment. The Company may also from time to time ask the Executive to work for any subsidiary or associated company of the Company and in such cases the terms and conditions of this Agreement will remain unchanged except for any expatriate allowances and for any other changes which are otherwise agreed between the Executive and the company in question.








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
     (F) The Executive shall at any time if requested to do so by the Board of Directors undergo a medical examination by a medical practitioner of the Company's choice and at its expense. The Executive hereby authorizes (such authorization to be deemed to include the consent of the Executive for the purposes of Section 3 of the Access to Medical Reports Act 1988) such medical practitioner to disclose the results of such examination (whether in a medical report or otherwise) to the Company's medical representative who may then give advice, based upon the results of such examination, to the Company provided that professional confidence is maintained.

CONFIDENTIALITY

5. Without prejudice to any other confidentiality duties owed to the Company or any other Group Company, the Executive will, during the period of his appointment hereunder and thereafter without limit in point of time (howsoever the expiry or termination of this Agreement be occasioned), treat as confidential all information relating to:

     (i) the trade secrets and the commercial, technical and financial affairs of the Company, or any other Group Company, and any matter connected therewith; and

     (ii) any person whether or not such person is employed by the Company or any other Group Company where such information is of a confidential personal or business nature.

     to which the Executive may have access or of which he may become aware as a consequence of his appointment, which information shall, for the period of his appointment and thereafter as aforesaid, without limit in point of time, not be used by him or disclosed by him to any third party save (A) as is necessary for the proper performance of the duties of his appointment or
     (B) with the prior written consent of, or pursuant to guidelines provided by, the Board of Directors or (C) as required by law, provided that such restrictions on use or disclosure shall cease to apply to information within the public domain otherwise than through unauthorized disclosure by the Executive.








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
     If the Executive has any doubts about whether he might be in breach of this Clause 5 he should consult the Chairman or Deputy Chairman of the Company.

REMUNERATION OF THE EXECUTIVE, BENEFITS AND EXPENSES

6.   (A)  (i)  The Company shall pay to the  Executive  during the period of his appointment hereunder a salary at the rate of three hundred and three thousand pounds ((pound)3O3,OOO) per annum. The salary shall be payable by equal monthly payments in arrears. Salary shall be reviewed during the continuance of this Agreement at the Board of Directors discretion.

          (ii) All fees (if any) payable to the Executive for services on the Board of Directors of the Company or the board of directors of other companies on which he may be permitted to serve (whether subsidiaries or associated companies of the Company or not) shall be returned to the Company except that the Executive shall be permitted to retain fees payable in respect of services rendered as a director of one or more overseas subsidiaries or associated companies of the Company outside the UK and Ireland not exceeding ten per cent (10%) of the Executive's gross UK salary. To the extent that the Executive does retain such fees, his UK salary will be pro tanto reduced.

     (B) The Company intends to establish incentive bonus arrangements for the Executive in respect of each calendar year during the subsistence of this Agreement but the Executive shall have no right to participate in any such arrangements (notwithstanding any other verbal or written communication from the Company to the Executive) unless and until the Executive has received written notice from the Board of Directors to the effect that the Executive will participate in the arrangements that are referred to in the notice and that notice refers to this Clause 6(B). For the avoidance of doubt any reference in such a notice to incentive bonus arrangements shall mean the incentive bonus arrangements for the calendar year in question and receipt of such a notice shall not entitle the Executive to participate in incentive bonus arrangements for any other calendar year.









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
     (C) The Executive is and may remain a member of the BP Pension Scheme subject to and in accordance with the normal terms and conditions of the Scheme (for the time being and from time to time in force) save for the following. The yearly accrual rate of pension shall from the date of his appointment as, and whilst the Executive is, a Managing Director of the Company be one thirtieth (1/30th) (and not one sixtieth (1/60th) or one forty fifth (1/45th) as would otherwise be appropriate) together with a proportionate amount for any additional part year (subject always to Inland Revenue limits and to a maximum pension from the BP Pension Scheme of two thirds (2/3rds) of Final Salary). For the purpose of this sub-Clause 6(C), `Final Salary' is as defined in the Rules of the BP Pension Scheme.

     (D) The Company shall provide a motor car for the use of the Executive in the United Kingdom. The Company shall bear the cost of maintaining, repairing, insuring, testing and taxing the same. The Company shall reimburse all reasonable running expenses properly incurred by the Executive in relation to the use of the car in the performance of his duties under this Agreement provided that the Company shall not reimburse petrol costs related to private motoring. The Executive shall comply with all statements of policy, rules and regulations which the Company may from time to time issue applying to the provision and use of the motor car.

     (E) There shall be refunded to the Executive all reasonable out of pocket expenses properly incurred and defrayed by him in the performance of his duties under this Agreement including expenses of entertainment, subsistence and travelling. The Executive shall produce to the Company all supporting vouchers and documents in respect of such expenses.

     (F) The Executive shall conform to such hours of work as may from time to time reasonably be required of him to carry out his duties to the satisfaction of the Board of Directors and shall not be entitled to receive any additional remuneration for work outside normal business hours.









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
ANNUAL LEAVE AND PUBLIC HOLIDAYS

7. (A) The Executive's leave entitlement in any full calendar year will be twenty eight (28) working days on full salary, of which entitlement the Company will be able to nominate up to three (3) specified days to be taken as leave. If the Executive serves part only of a calendar year, his entitlement will be in direct proportion to his service in that year, rounding up any fractions to the nearest day.

     (B) The Executive will also be entitled to eight (8) days additional leave per annum which will be either Government declared Public Holidays or days taken in lieu.

ABSENCE FROM WORK THROUGH SICKNESS

8. During any period of absence from work due to sickness or injury and subject to the deductions in respect of Statutory Sick Pay or State Sickness Benefit, the Executive's salary will be paid in full for a period of six (6) months, followed if necessary by a period of six (6) months of half-payment. These periods of payment may be extended at the discretion of the Chairman, in consultation with the Company's General Medical Services Unit, taking into account the Executive's expected date of return to work.

INVENTIONS

9 Any invention made by the Executive in the course of his employment as part of his duties belongs to the Company or as the case may be other Group Company. It is the policy of the Company to encourage employees (including the Executive) to make inventions which are or could be of benefit to the Company and, if the Executive makes an invention directly or indirectly relating to the business of the Company or any other Group Company, he shall submit particulars to Patents and Agreements Division.









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
TERMINATION AND SUSPENSION

10. (A) Notwithstanding any other provision of this Agreement, the Company shall (without prejudice to the other rights and remedies of the Company or other Group Company) be entitled to terminate this Agreement forthwith by written notice to the Executive if the
          Executive:

          (i)  is found to have committed a serious act or omission such as:

               (a)  serious infringement of safety regulations and requirements;

               (b)  serious default or misconduct;

               (c)  serious damage to Company or other Group Company property;

               (d) the unauthorised disclosure of confidential information relating to the commercial, technical or financial affairs of the Company or any other Group Company or any person whether or not such a person is employed by the Company or any other Group Company, where this is damaging to the interests of the Company or other Group Company;

               (e) a criminal offence which makes him unsuitable for his type of work;

               (f) conduct prejudicial to the Company or other Group Company or tending to bring the Company or other Group Company or himself into disrepute;

               (g)  wilful   disregard   of  Company  or  other  Group   Company
                    regulations;

               (h) falsification of information or references in the context of the work environment;

               (i)  assault on another person at work;








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
               (j)  accepting bribes; or

          (ii) becomes of unsound mind, bankrupt or has a receiving order made against him or makes any general composition with his creditors; or

          (iii)becomes prohibited by law from being a director of a company; or

          (iv) resigns as a director of the Company without the consent of the Board of Directors; or

          (v) neglects, refuses, fails or for any reason becomes unable to perform in any material respect any of this duties or obligations under or pursuant to this Agreement whereupon the Executive shall have no claim against the Company for pay in lieu of notice or damages or otherwise by reason of such termination. Any termination of this Agreement will be without prejudice to the continuing obligations of the Executive under this Agreement.

     (B) Without prejudice to the Executive's rights to remuneration and other benefits hereunder, the Company shall have the right at any time (whether or not a notice of termination of this Agreement shall then have been given) to require the Executive not to attend at any place of work or otherwise to suspend the Executive from the performance of any duties under this Agreement provided that no such action shall be taken without the express prior authorization of the Board of Directors. During the period of such suspension the Company may assign the Executive's titles, powers or duties to another.

EVENTS UPON TERMINATION

11. Upon the termination of the Agreement howsoever occasioned the Executive shall unless otherwise agreed by the Company:

     (i) return all property, documents and correspondence relating to the affairs of the Company or other Group Company, including books of instruction and reference and identity passes;









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


     (ii) at any time or from time to time thereafter upon the request of the Company, resign from office as a director of the Company and all other offices held by him in any other Group Company and should he fail to do so the Company is hereby irrevocably authorized to appoint some person in his name and on his behalf to sign and do any documents or things necessary or desirable to give effect thereto; and

     (iii)the Company shall be entitled to deduct from any monies due to the Executive any sums due from the Executive to the Company or any other Group Company.

RESTRICTIONS AFTER TERMINATION OF EMPLOYMENT

12. (A) The Executive hereby agrees with the Company that in addition to the other terms of and restrictions contained in this Agreement and without prejudice to other restrictions imposed upon him by law, he will not without the prior written consent of the Company for a period of twelve (12) months commencing with the date of termination of this Agreement, howsoever the termination shall be occasioned, either on his own behalf or for any other person, firm or organization:-

          (i) be directly or indirectly engaged in or concerned with any business which shall be in competition with, in countries in which operations are carried on or interests held by, any of the upstream, downstream or chemicals businesses of the Company or any other Group Company at the date of termination of this Agreement provided that this provision shall not restrict the Executive from holding or acquiring by way of bona fide investment only, investments whether or not listed or quoted representing not more than five percent (5%) of the issued investments of any class of any one company;

          (ii) directly or indirectly solicit or endeavour to entice away from the Company or any Group Company any person who is to his knowledge an employee, director or officer of such Company at the date of termination of this Agreement.









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
     (B) While the restrictions contained in this Clause 12 and elsewhere in this Agreement are considered by the parties to be reasonable in all the circumstances, it is agreed that if such restrictions taken together shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the interests of the Company but would be adjudged reasonable if part or parts of the wording thereof were deleted then the said restrictions shall apply with such words deleted.

DIRECTORSHIPS

13. (A) Without prejudice to any other rights and obligations of the Executive under this Agreement, the Executive's appointment as a Managing Director will be determined if he for any reason ceases to be a director of the Company and the Executive undertakes in the event of his appointment as a Managing Director being terminated to tender his resignation from the Board of Directors.

     (B) Notwithstanding any other provisions in this Agreement the Executive's appointment as a director of the Company or any other Group Company shall be subject to the Articles of Association from time to time of the relevant company.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

14. The Company shall maintain insurance in respect of directors' and officers' liabilities in such manner, for such a period, and on such terms, as may from time to time be determined by the Board of Directors.

REORGANISATION

15. If the Company shall undergo any process of reconstruction or amalgamation (including an administrative reorganization) whether or not involving the liquidation of the Company and the Executive shall be offered employment by the successor or proposed successor to the Company or any other Group Company on terms no less favourable overall to those under this Agreement but the Executive shall have failed to accept such offer within one (1) month, then the Company may terminate this Agreement forthwith. In such event, the Executive shall have no claim for compensation against the Company in respect of such termination save as provided under the provisions of the Employment Protection (Consolidation) Act 1978.








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STATUTORY PARTICULARS

16. The written particulars of employment required to be given to the Executive under the provisions of Part I of the Employment Protection (Consolidation) Act 1978 are, unless otherwise previously set out above, stated in the Schedule attached (which shall be deemed to form part of this Agreement).

MISCELLANEOUS

17.    (A)   This Agreement shall not be assignable by the Executive and may only be modified by the written agreement of the parties hereto.

       (B) The Company reserves the right to pay compensation in lieu of any notice of termination of appointment which it is required to give under this Agreement.

       (C) This Agreement shall be governed by and interpreted in accordance with the laws of England.

IN WITNESS whereof this document has been executed as a Deed the day and year first above written.

The Common Seal of                             )
THE BRITISH PETROLEUM COMPANY p.l.c.           )
was hereunto affixed                           )
in accordance with its                         )
Articles of Association                        )
in the presence of:                            )

Director

Assistant
Secretary


SIGNED AS A DEED
by the said EDMUND JOHN PHILIP BROWNE in the presence of:-


Name

Address

Occupation

November 26, 1993

                                    SCHEDULE


CONTINUOUS EMPLOYMENT

1. The Executive's period of continuous employment with the Company is deemed to have begun on 1st September, 1966.

PENSIONS

2. There is in force a Contracting-out certificate in relation to the Executive's employment.

DISCIPLINARY RULES AND PROCEDURES

3. The Executive will be notified as to the Company's disciplinary rules and procedures from time to time applicable to the Executive.

GRIEVANCE PROCEDURE

4. If the Executive has any grievance relating to his employment he should raise it with the Chairman of the Board of Directors.

OTHER TERMS

5. Except as otherwise stated in the Agreement (including this Schedule) there are no other terms or conditions of employment relating to remuneration, hours of work, normal working hours, entitlement to holidays (including public holidays and holiday pay), incapacity for work due to sickness or injury or to pensions or pension schemes.









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
DATED November 30, 1993


                      THE BRITISH PETROLEUM COMPANY p.l.c.


                                     - and -





                               RODNEY FRANK CHASE








                                SERVICE AGREEMENT









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
THIS AGREEMENT is made on November 30, 1993

BETWEEN


(1) THE BRITISH PETROLEUM COMPANY p.l.c. whose registered office is at Britannic House, 1 Finsbury Circus, London EC2M 7BA (the `Company'); and


(2)  RODNEY FRANK CHASE of 4 Eaton Terrace, London SW1W 8EZ. (the `Executive')

WHEREBY IT IS AGREED as follows:

INTERPRETATION

1.   In this Agreement (including the Schedule attached):

     (A) (i) `associated company' means any company whose equity share capital (as defined in Section 744 of the Companies Act 1985) is owned as to twenty per cent (20%) or more but less than fifty per cent
             (50%) by the Company;

          (ii) `Board of Directors' means the Board of Directors of the Company as the same may be constituted from time to time or any committee of the Board of Directors duly appointed by it;

          (iii)`Group Company' means the Company or any company which is from time to time a holding company of the Company or a subsidiary or associated company of the Company or any such holding company and the expression `Group Companies' shall be deemed to mean each and every Group Company;








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


          (iv) `holding company' has the meaning given in Section 736 of the Companies Act 1985;

          (v) `subsidiary' has the meaning given in Section 736 of the Companies Act 1985;

     (B) Reference to an Act of Parliament shall be deemed to include any statutory modification or re-enactment whenever made.

THE EMPLOYMENT

2. The Company HEREBY AGREES to employ the Executive and the Executive HEREBY AGREES to serve as a Managing Director pursuant to Article 80(A) of the Company's Articles of Association and subject to and in accordance with the terms of this Agreement.

DURATION OF EMPLOYMENT

3. (A) This Agreement shall be deemed to commence on January 1, 1994 (the `Commencement Date') and shall continue, subject as hereinafter provided, until terminated at any time by either the Company giving to the Executive not less than twenty-four (24) months written notice or the Executive giving the Company not less than twelve (12)(or such lesser number as the Company and the Executive may agree) months written notice.

     (B) This Agreement shall automatically terminate (if not already terminated) upon the day immediately before the Executive's sixtieth
          (60th) birthday or such other date as the Company and the Executive may agree in writing.

     (C) This Agreement shall further be subject to termination pursuant to Clause 10 hereof.

DUTIES OF THE EXECUTIVE

4. (A) Except as otherwise approved by the Board of Directors, the Executive will devote all his time and energies to the business of the Company and its subsidiaries and such of the associated companies as the Board of Directors may require.








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
      (B) The Executive shall not during the continuance of this Agreement (except as a representative of the Company or with the consent in writing of the Board of Directors) (i) become a director of any corporate body or (ii) be directly or indirectly engaged or concerned in the conduct of any business, trade, profession or other occupation (whether as an employee, consultant, agent, director or otherwise) provided that this restriction (ii) shall not prevent the Executive from holding or acquiring by way of bona fide investment, investments whether or not listed or quoted representing not more than five percent (5%) of the investments of any class of any one company. If requested to do so, the Executive shall disclose promptly in writing to the Board of Directors all his interests in any business other than that of the Company or any other Group Company.

     (C) The Executive shall comply with all rules and regulations from time to time issued by the Company to its employees and shall obey all reasonable and lawful directions given to him by or under the authority of the Board of Directors. The Executive shall use his best endeavours to promote the interest and reputation of Group Companies.

     (D) As and when requested by the Chairman or the Deputy Chairman of the Company the Executive shall keep the Board of Directors promptly and fully informed (in writing if so requested) of his conduct of the business, finances or affairs of Group Companies.

     (E) The Company may reasonably require the Executive at any time during his engagement to move from one part or section of the Company to another and/or change the location of his employment. The Company may also from time to time ask the Executive to work for any subsidiary or associated company of the Company and in such cases the terms and conditions of this Agreement will remain unchanged except for any expatriate allowances and for any other changes which are otherwise agreed between the Executive and the company in question.









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
     (F) The Executive shall at any time if requested to do so by the Board of Directors undergo a medical examination by a medical practitioner of the Company's choice and at its expense. The Executive hereby authorizes (such authorization to be deemed to include the consent of the Executive for the purposes of Section 3 of the Access to Medical Reports Act 1988) such medical practitioner to disclose the results of such examination (whether in a medical report or otherwise) to the Company's medical representative who may then give advice, based upon the results of such examination, to the Company provided that professional confidence is maintained.

CONFIDENTIALITY

5. Without prejudice to any other confidentiality duties owed to the Company or any other Group Company, the Executive will, during the period of his appointment hereunder and thereafter without limit in point of time (howsoever the expiry or termination of this Agreement be occasioned), treat as confidential all information relating to:

     (i) the trade secrets and the commercial, technical and financial affairs of the Company, or any other Group Company, and any matter connected therewith; and

     (ii) any person whether or not such person is employed by the Company or any other Group Company where such information is of a confidential personal or business nature.

     to which the Executive may have access or of which he may become aware as a consequence of his appointment, which information shall, for the period of his appointment and thereafter as aforesaid, without limit in point of time, not be used by him or disclosed by him to any third party save (A) as is necessary for the proper performance of the duties of his appointment or
     (B) with the prior written consent of, or pursuant to guidelines provided by, the Board of Directors or (C) as required by law, provided that such restrictions on use or disclosure shall cease to apply to information within the public domain otherwise than through unauthorised disclosure by the Executive.









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     If the Executive has any doubts about whether he might be in breach of this
     Clause 5 he should consult the Chairman or Deputy Chairman of the Company.

REMUNERATION OF THE EXECUTIVE, BENEFITS AND EXPENSES

6.   (A ) (i)  The  Company  shall  pay  to  the  Executive  during  the  period of his appointment hereunder a salary at the rate of two hundred and seventy five thousand pounds ((pounds)275,000) per annum. The salary shall be payable by equal monthly payments in arrears. Salary shall be reviewed during the continuance of this Agreement at the Board of Directors' discretion.

          (ii) All fees (if any) payable to the Executive for services on the Board of Directors of the Company or the board of directors of other companies on which he may be permitted to serve (whether subsidiaries or associated companies of the Company or not) shall be returned to the Company except that the Executive shall be permitted to retain fees payable in respect of services rendered as a director of one or more overseas subsidiaries or associated companies of the Company outside the UK and Ireland not exceeding ten per cent (10%) of the Executive's gross UK salary. To the extent that the Executive does retain such fees, his UK salary will be pro tanto reduced.

     (B) The Company intends to establish incentive bonus arrangements for the Executive in respect of each calendar year during the subsistence of this Agreement but the Executive shall have no right to participate in any such arrangements (notwithstanding any other verbal or written communication from the Company to the Executive) unless and until the Executive has received written notice from the Board of Directors to the effect that the Executive will participate in the arrangements that are referred to in the notice and that notice refers to this Clause 6(B). For the avoidance of doubt any reference in such a notice to incentive bonus arrangements shall mean the incentive bonus arrangements for the calendar year in question and receipt of such a notice shall not entitle the Executive to participate in incentive bonus arrangements for any other calendar year.








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     (C)  The  Executive  is and may  remain a member of the BP  Pension  Scheme subject to and in accordance with the normal terms and conditions of the Scheme (for the time being and from time to time in force) save for the following: The yearly accrual rate of pension shall from the date of his appointment as, and whilst the Executive is, a Managing Director of the Company be one thirtieth (1/30th) (and not one sixtieth (1/60th) or one forty fifth (1/45th) as would otherwise be appropriate) together with a proportionate amount for any additional part year (subject always to Inland Revenue limits and to a maximum pension from the BP Pension Scheme of two thirds (2/3rds) of Final Salary). For the purpose of this sub clause 6(C), `Final Salary' is as defined in the Rules of the BP Pension Scheme.

     (D) The Company shall provide a motor car for the use of the Executive in the United Kingdom. The Company shall bear the cost of maintaining, repairing, insuring, testing and taxing the same. The Company shall reimburse all reasonable running expenses properly incurred by the Executive in relation to the use of the car in the performance of his duties under this Agreement provided that the Company shall not reimburse petrol costs related to private motoring. The Executive shall comply with all statements of policy, rules and regulations which the Company may from time to time issue applying to the provision and use of the motor car.

     (E) There shall be refunded to the Executive all reasonable out of pocket expenses properly incurred and defrayed by him in the performance of his duties under this Agreement including expenses of entertainment, subsistence and travelling. The Executive shall produce to the Company all supporting vouchers and documents in respect of such expenses.

     (F) The Executive shall conform to such hours of work as may from time to time reasonably be required of him to carry out his duties to the satisfaction of the Board of Directors and shall not be entitled to receive any additional remuneration for work outside normal business hours.









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ANNUAL LEAVE AND PUBLIC HOLIDAYS

7. (A) The Executive's leave entitlement in any full calendar year will be twenty eight (28) working days on full salary, of which entitlement the Company will be able to nominate up to three (3) specified days to be taken as leave. If the Executive serves part only of a calendar year, his entitlement will be in direct proportion to his service in that year, rounding up any fractions to the nearest day.

     (B) The Executive will also be entitled to eight (8) days additional leave per annum which will be either Government declared Public Holidays or days taken in lieu.

ABSENCE FROM WORK THROUGH SICKNESS

8. During any period of absence from work due to sickness or injury and subject to the deductions in respect of Statutory Sick Pay or State Sickness Benefit, the Executive's salary will be paid in full for a period of six (6) months, followed if necessary by a period of six (6) months of half-payment. These periods of payment may be extended at the discretion of the Chairman, in consultation with the Company's General Medical Services Unit, taking into account the Executive's expected date of return to work.

INVENTIONS

9 Any invention made by the Executive in the course of his employment as part of his duties belongs to the Company or as the case may be other Group Company. It is the policy of the Company to encourage employees (including the Executive) to make inventions which are or could be of benefit to the Company and, if the Executive makes an invention directly or indirectly relating to the business of the Company or any other Group Company, he shall submit particulars to Patents and Agreements Division.









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TERMINATION AND SUSPENSION

10. (A) Notwithstanding any other provision of this Agreement, the Company shall (without prejudice to the other rights and remedies of the Company or other Group Company) be entitled to terminate this Agreement forthwith by written notice to the Executive if the
          Executive:

          (i) is found to have committed a serious act or omission such as:

               (a) serious    infringement   of   safety   regulations   and
                   requirements;

               (b) serious default or misconduct;

               (c) serious   damage  to  Company  or  other  Group   Company
                   property;

               (d) the  unauthorized  disclosure  of  confidential   information
                   relating to the commercial, technical or financial affairs of the Company or any other Group Company or any person whether or not such a person is employed by the Company or any other Group Company, where this is damaging to the interests of the Company or other Group Company;

               (e) a criminal  offence  which makes him  unsuitable  for his type of work;

               (f) conduct  prejudicial to the Company or other Group Company or tending to bring the Company or other Group Company or himself into disrepute;

               (g) wilful  disregard  of  Company  or  other  Group  Company regulations;

               (h) falsification   of   information  or  references  in  the
                   context of the work environment;

               (i) assault on another person at work;

               (j) accepting bribes; or









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
               (ii) becomes of unsound mind,  bankrupt or has a receiving  order made against him or makes any general composition with his creditors; or

               (iii)becomes  prohibited  by  law  from  being  a  director  of a company; or

               (iv) resigns as a director of the Company  without the consent of the Board of Directors; or

               (v) neglects, refuses, fails or for any reason becomes unable to perform in any material respect any of this duties or obligations under or pursuant to this Agreement whereupon the Executive shall have no claim against the Company for pay in lieu of notice or damages or otherwise by reason of such termination. Any termination of this Agreement will be without prejudice to the continuing obligations of the Executive under this Agreement.

     (B) Without prejudice to the Executive's rights to remuneration and other benefits hereunder, the Company shall have the right at any time (whether or not a notice of termination of this Agreement shall then have been given) to require the Executive not to attend at any place of work or otherwise to suspend the Executive from the performance of any duties under this Agreement provided that no such action shall be taken without the express prior authorization of the Board of Directors. During the period of such suspension the Company may assign the Executive's titles, powers or duties to another.

EVENTS UPON TERMINATION

11. Upon the termination of the Agreement howsoever occasioned the Executive shall unless otherwise agreed by the Company:

     (i) return all property, documents and correspondence relating to the affairs of the Company or other Group Company, including books of instruction and reference and identity passes;









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
     (ii) at any time or from time to time thereafter upon the request of the Company, resign from office as a director of the Company and all other offices held by him in any other Group Company and should he fail to do so the Company is hereby irrevocably authorized to appoint some person in his name and on his behalf to sign and do any documents or things necessary or desirable to give effect thereto; and

     (iii)the Company shall be entitled to deduct from any monies due to the Executive any sums due from the Executive to the Company or any other Group Company.

RESTRICTIONS AFTER TERMINATION OF EMPLOYMENT

12. (A) The Executive hereby agrees with the Company that in addition to the other terms of and restrictions contained in this Agreement and without prejudice to other restrictions imposed upon him by law, he will not without the prior written consent of the Company for a period of twelve (12) months commencing with the date of termination of this Agreement, howsoever the termination shall be occasioned, either on his own behalf or for any other person, firm or organization:-

          (i) be directly or indirectly engaged in or concerned with any business which shall be in competition with, in countries in which operations are carried on or interests held by, any of the upstream, downstream or chemicals businesses of the Company or any other Group Company at the date of termination of this Agreement provided that this provision shall not restrict the Executive from holding or acquiring by way of bona fide investment only, investments whether or not listed or quoted representing not more than five percent (5%) of the issued investments of any class of any one company;

          (ii) directly or indirectly solicit or endeavour to entice away from the Company or any Group Company any person who is to his knowledge an employee, director or officer of such Company at the date of termination of this Agreement.









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
     (B) While the restrictions contained in this Clause 12 and elsewhere in this Agreement are considered by the parties to be reasonable in all the circumstances, it is agreed that if such restrictions taken together shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the interests of the Company but would be adjudged reasonable if part or parts of the wording thereof were deleted then the said restrictions shall apply with such words deleted.

DIRECTORSHIPS

13. (A) Without prejudice to any other rights and obligations of the Executive under this Agreement, the Executive's appointment as a Managing Director will be determined if he for any reason ceases to be a director of the Company and the Executive undertakes in the event of his appointment as a Managing Director being terminated to tender his resignation from the Board of Directors.

     (B) Notwithstanding any other provisions in this Agreement the Executive's appointment as a director of the Company or any other Group Company shall be subject to the Articles of Association from time to time of the relevant company.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

14. The Company shall maintain insurance in respect of directors' and officers' liabilities in such manner, for such a period, and on such terms, as may from time to time be determined by the Board of Directors.

REORGANISATION

15. If the Company shall undergo any process of reconstruction or amalgamation (including an administrative reorganization) whether or not involving the liquidation of the Company and the Executive shall be offered employment by the successor or proposed successor to the Company or any other Group Company on terms no less favourable overall to those under this Agreement but the Executive shall have failed to accept such offer within one (1) month, then the Company may terminate this Agreement forthwith. In such event, the Executive shall have no claim for compensation against the Company in respect of such termination save as provided under the provisions of the Employment Protection (Consolidation) Act 1978.









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STATUTORY PARTICULARS

16. The written particulars of employment required to be given to the Executive under the provisions of Part I of the Employment Protection (Consolidation) Act 1978 are, unless otherwise previously set out above, stated in the Schedule attached (which shall be deemed to form part of this Agreement).

MISCELLANEOUS

17. (A) This Agreement shall not be assignable by the Executive and may only be modified by the written agreement of the parties hereto.

     (B) The Company reserves the right to pay compensation in lieu of any notice of termination of appointment which it is required to give under this Agreement.

     (C) This Agreement shall be governed by and interpreted in accordance with the laws of England.

IN WITNESS whereof this document has been executed as a Deed on the day and year first above written.

The Common Seal of                               )
THE BRITISH PETROLEUM COMPANY p.l.c.             )
was hereunto affixed                             )
in accordance with its                           )
Articles of Association                          )
in the presence of:                              )


Director

Assistant
Secretary


SIGNED AS A DEED
by the said RODNEY FRANK CHASE

in the presence of:-

Name

Address

Occupation








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


                                    SCHEDULE


CONTINUOUS EMPLOYMENT


1. The Executive's period of continuous employment with the Company is deemed to have begun on November 30, 1964.

PENSIONS

2. There is in force a Contracting-out certificate in relation to the Executive's employment.


DISCIPLINARY RULES AND PROCEDURES

3. The Executive will be notified as to the Company's disciplinary rules and procedures from time to time applicable to the Executive.

GRIEVANCE PROCEDURE

4. If the Executive has any grievance relating to his employment he should raise it with the Chairman of the Board of Directors.

OTHER TERMS

5. Except as otherwise stated in the Agreement (including this Schedule) there are no other terms or conditions of employment relating to remuneration, hours of work, normal working hours, entitlement to holidays (including public holidays and holiday pay), incapacity for work due to sickness or injury or to pensions or pension schemes.









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
DATED August 7, 2000




                          BP EXPLORATION (ALASKA) INC.


                                       and


                                BYRON ELMER GROTE





                              EMPLOYMENT AGREEMENT















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
                                    CONTENTS


CLAUSE                                                                 PAGE
1.     Employment                                                         1
2.     Term                                                               1
3.     Salary                                                             1
4.     Termination of Employment                                          1
5.     Benefits                                                           2
6.     General                                                            2









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
THIS AGREEMENT is made on August 7, 2000 BETWEEN:

(1) BP EXPLORATION (ALASKA) INC. a Delaware corporation of 900 East Benson Boulevard, Anchorage, Alaska 99508 (the `Company'); and

(2) BYRON ELMER GROTE of Flat 22, Millers Wharf House, 78 St. Katherine's Way, London El 9YU (the `Executive')

IT IS AGREED as follows:

1.   EMPLOYMENT

     The Company shall employ the Executive and the Executive shall be employed as a senior executive of the Company on the terms set out in this Agreement (the `Employment').

2.   TERM

     The Employment will take effect from 3rd August, 2000. The period of time during which Executive is employed by the Company under this Agreement will be referred to herein as the `Term'.

3.   SALARY

     The Company shall pay to the Executive a salary at the rate of $540,000 per annum, (less applicable deductions).

4.   TERMINATION OF EMPLOYMENT

4.1 Unless previously terminated in accordance with this agreement, the Employment may be terminated at any time by either party giving to the other one year's notice in writing.

4.2  The Company may terminate the Employment for cause with immediate effect.

4.3 The Employment shall in any event terminate automatically on 8th March, 2008.

4.4 Nothing contained herein limits the Company's rights to suspend any of the Executive's duties and powers under this Agreement.

4.5  For the purpose of this agreement `cause' shall mean that the Executive:

     (i) commits an act constituting a misdemeanour involving moral turpitude or a felony under the laws of the United States or any state or political subdivision thereof;

     (ii) commits an act constituting a breach of fiduciary duty, gross negligence or willful misconduct;

     (iii)engages in conduct that violates the Company's policies or procedures or the standing of the Company or any of its affiliates;











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     (iv) commits  an act of  fraud,  dishonesty  or  misrepresentation  that is detrimental to the business, reputation, character of the Company or any of its affiliates;

     (v)  engages in a conflict of interest or self-dealing; or

     (vi) breaches his obligations as set forth in this agreement or he fails to perform his duties as an employee of the Company (including as a result of his death or permanent disability whereby the Executive is unable to perform the essential functions of his job for four (4) consecutive months).

5.   BENEFITS

     The Executive shall be entitled to participate in such benefit plans as the Company may from time to time provide in respect of him, such participation to be on the terms or subject to the rules or the Company's policies as may apply to such benefits from time to time.

6.   GENERAL

6.1 Each of the provisions in this agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of the provisions of this agreement is void but would be valid if some part of the clause were deleted, the clause in question shall apply with such modification as may be necessary to make it valid.

6.2 During the Employment the Executive will be bound by the Company's policies and procedures applicable to employees.

6.3 This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.4 As from the effective date of the Employment all other agreements or arrangements between the Executive and the Company or any of its affiliates relating to the employment of the Executive will cease to have effect. It is acknowledged and agreed that the Company has no liability to make any payments to the Executive other than salary and benefits earned up to the effective date of the Employment. In particular, it is confirmed and agreed that the Company has no liability to make any payments to the Executive on the termination of his previous service agreements

6.5 This Agreement contains the entire understanding of the parties and may be modified only in a document signed by the parties and referring explicitly hereto.

AS WITNESS the hands of the Executive and of a duly authorized representative of the Company on the date which appears first on page 1.


SIGNED by                               )
BP EXPLORATION (ALASKA) INC.            )
in the presence of                      )


SIGNED by
BYRON ELMER GROTE
in the presence of








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


                                Byron Elmer Grote
                          Flat 22, Millers Wharf House
                             78, St Katherine's Way
                                  London El 9YU


 August 2, 2000


BP Exploration (Alaska) Inc.
900 East Benson Boulevard
Anchorage
Alaska 99508
USA


Dear Sirs,

I hereby confirm that as a term of my secondment to BP Amoco plc (`the Company') that I am bound by and will comply with the Company's General Terms and Conditions of Employment on Executive Expatriate Secondment (a copy of which is attached) during the secondment.

Yours sincerely




B.E. Grote

                                      Enc.

                          GENERAL TERMS AND CONDITIONS
                                  OF EMPLOYMENT
                       ON EXECUTIVE EXPATRIATE SECONDMENTS
                         APPLICABLE TO BYRON ELMER GROTE

                                TABLE OF CONTENTS

CLAUSE                                                                PAGE

1.    Interpretation                                                     1
2.    Duties                                                             1
3.    Place of Work of the Secondee                                      2
4.    Resettlement                                                       2
5.    Incentives                                                         3
6.    Travelling Expenses                                                3
7.    Car                                                                3
8.    Benefits                                                           3
9.    Vacation                                                           3
10.   Confidential Information                                           3
II.   Intellectual Property                                              4
12.   Termination of Secondment                                          5
13.   General                                                            5
14.   Notices                                                            6








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GENERAL TERMS AND CONDITIONS ON EXPATRIATE EXECUTIVE SECONDMENTS

1.   INTERPRETATION

(1)  In these terms and conditions:

     `Secondment' means the secondment of the Secondee by a Group Company to another Group Company;

     `Secondee' means Byron Elmer Grote;

     `Company' means: BP Amoco plc;

     `CEO' means the group chief executive of the Company and it includes his delegate or delegates where the chief executive officer has delegated his authority to manage the Secondee or the business of the Group in which the Secondee is performing his duties;

     `Group' means the Company and its subsidiaries, affiliates, parents and related entities for the time being and `Group Company' means any one of them;

     `Working Day' means a day other than a Saturday, Sunday or Company holiday;

(2) References in these terms and conditions to a person include a body corporate and an unincorporated association of persons and references to a company include any body corporate.

(3) Any reference in these terms and conditions to a statutory provision includes any statutory modification or re-enactment of it for the time being in force.

(4)  Where  appropriate,   references  to  the  Secondee  include  his  personal
     representatives.

2.   DUTIES

(1) The Secondee shall use his best endeavours to promote and protect the interests of the Group and shall not do anything which is harmful to those interests.

(2) The Secondee shall diligently and faithfully perform such duties and exercise such powers as may from time to time be assigned to or vested in him in relation to the conduct and management of the affairs of the Group by the CEO. The CEO may also suspend all or any of the Secondee's duties and powers for such periods and on such terms as he considers expedient
     (including a term that the Secondee shall not attend at the Company's premises).

(3) The Secondee shall give to the CEO such information regarding the affairs of the Group as he shall require and shall comply with all proper instructions of the CEO.

(4) The Secondee shall have the power and the authority to act in accordance with the instructions of and within the limits prescribed by the CEO.









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
(5) The Secondee shall comply with all codes of conduct from time to time adopted by the Company and with all applicable laws, rules and regulations applicable to the Company.

(6) The Secondee shall (unless prevented by sickness, disability or otherwise directed by the CEO) devote the whole of his time during normal business hours to his duties under those General Terms and Conditions and such additional time as is necessary for the proper fulfilment of those duties.

(7) The Secondee's salary shall be inclusive of any fees receivable by him as a director of any Group Company and if the Secondee receives any such fees in addition to his salary he shall pay them to the Company.

(8) The Secondee shall not accept any appointment to any office in relation to any body, whether corporate or not, (other than a Group Company) or directly or indirectly be interested in any manner in any other business except:

     (a) as holder or beneficial owner (for investment purposes only) of any class of securities in a company if those securities are publicly traded on a recognized investment exchange and if the Secondee (together with his spouse, children, parents and parents' issue) neither holds nor is beneficially interested in more than five per cent, of the securities of that class; or

     (b) with the consent in writing of the Company which may be given subject to any terms or conditions which the Company requires.

3.   PLACE OF WORK OF THE SECONDEE

     The Secondee's duties shall relate primarily to the United Kingdom but shall extend to travel abroad when required by the Company.

4.   RESETTLEMENT

(1) The Secondee shall be entitled to relocation assistance in respect of the costs of moving from his home base to the overseas location at which he has accepted an appointment. The amount of such assistance shall be determined in accordance with the Company's policies from time to time and shall be subject to the terms of such policies.

(2) Until the date falling two months after the termination of the Secondment, or the third anniversary of the Seeondee's expatriate appointment (whichever is the sooner) the Secondee shall be entitled to a resettlement allowance (the `Resettlement Allowance') of $410,000 per annum. This is in place of the benefits provided by the Group including the Secondee's Foreign Services Premium, Cost of Living Adjustment, Home Add-Backs Allowance, Housing and Utilities Allowance, Home Leave Travel Allowance and Council Tax Allowance.

(3) The Resettlement Allowance shall not form part of the Secondee's pensionable salary and shall not be taken into account in determining the Secondee's pension benefits or his rights under any incentive plan or other benefit in which he participates or to which he is entitled.









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(4)  In addition to the Resettlement Allowance the Secondee shall be entitled to the costs of repatriation at the end of his assignment (to be determined in accordance with and subject to the Company's policies at the time of resettlement), educational assistance, medical benefits and such other benefits as may be notified to him from time to time by the Company.

5.   INCENTIVES

     The Secondee agrees that his participation in any bonus or incentive arrangements shall be at the Company's sole discretion; that he is subject to the Company's procedures as notified to him from time to time for setting and assessing any bonus or incentive payments, if any, under any scheme in which he participates.

6.   TRAVELLIING EXPENSES

     The Company shall reimburse the Secondee (on production of such evidence as it may reasonably require) the amount of all travelling and other expenses properly and reasonably incurred by him in the discharge of his duties.

7.   CAR

(1) The Company shall provide the Secondee with a car appropriate to his status for his use in the performance of his duties and, subject to any restrictions or conditions from time to time imposed by the Company, the Secondee may use the car for his private purposes.

(2) The Company shall pay all normal servicing, insurance and running expenses in relation to the car and all fuel expenses incurred by the Secondee in the performance of his duties.

(3) The Secondee shall take good care of the car and shall observe the terms and conditions of the insurance policy relating to it and the terms of the Company's car policy from time to time.

8.   BENEFITS

     The Secondee shall be entitled to participate in such benefit plans as the Company may from time to time notify to him such participation to be on the terms or subject to the rules or the Company's policies as may apply to such benefits from time to time.

9.   VACATION

(1) The Secondee shall take his vacation entitlement at times agreed with the Company.

(2) Any entitlement to vacation remaining at the end of any calendar year may be carried forward to the next calendar year but no further. The entitlement to vacation (and on termination of employment to accrued but unused vacation) accrues pro rata throughout each calendar year (disregarding fractions of days).









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10.  CONFIDENTIAL INFORMATION

(1) The Secondee shall not make use of or divulge to any person, and shall use his best endeavours to prevent the use, publication or disclosure of, any information of a confidential or secret nature:

     (a) concerning the business of the Company or any Group Company and which comes to his knowledge during the course of or in connection with his employment or his holding any office within the Group from any source within the Company or any Group Company: or

     (b) concerning the business of any person having dealings with the Company or any Group Company and which is obtained directly or indirectly in circumstances in which the Company or any Group Company is subject to a duty of confidentiality in relation to that information.

(2)  This clause shall not apply to information which is:

     (a) used or disclosed in the proper performance of the Secondee's duties or with the prior written consent of the Company; or

     (b) ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law.

(3) This clause shall continue to apply after the termination of the Secondment without limit of time.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

11.  INTELLECTUAL PROPERTY

(1) In this clause `Intellectual Property Right' means a formula, process, invention, improvement, utility model, trade mark, service mark, business name, copyright, design right, patent, know-how, trade secret, program, documentation, other copyrightable work and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which:

     (a) relates to or is useful in connection with the business or any product or service of a Group Company; and

     (b) is invented, developed, created or acquired by the Secondee (whether alone or jointly with any other person) during the period of his employment with the Group (`the Employment').

(2) Any Intellectual Property Right that the Secondee creates or works on during the Employment are works made `for hire' for purposes of copyright laws. Any copyright rights in those works are owned by the Company, not by the Secondee.









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(3)  The Secondee shall  promptly  communicate in confidence to the Company full particulars of any Intellectual Property Right (whether or not it is vested in the Company pursuant to subclause (2) above or otherwise) and the Secondee shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company without the prior written consent of the Company.

(4) The Secondee shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or its nominee to obtain the protection of any Intellectual Property Right vested in the Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company to exploit any Intellectual Property Right vested in the Company to best advantage.

(5) These obligations of the Secondee regarding Intellectual Property as set forth above shall continue to apply after the termination of the Employment. Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.

12.  TERMINATION OF SECONDMENT

(1) If the Secondee is appointed as a director or officer of the Company or of any Group Company and the Secondee ceases to be a director or officer of the Company or of that Group Company (for any reason whatsoever) that shall not terminate the Secondment.

(2) The Secondment shall terminate automatically on the date that the Secondee gives, or is given, notice of termination of employment and shall, in any event, terminate automatically on 8th January 2008.

(3) On the termination of the Secondment in any way the Secondee shall immediately:

     (a) return the car and its keys to the Company at such place as it shall nominate for the purpose; and

     (b) deliver to the Company's Group Human Resources Department all property in his possession, custody or under his control belonging to any Group Company including (but not limited to) business cards, credit and charge cards, security and computer passes, original and copy documents or other media on which information is held in his possession relating to the business or affairs of any Group Company; and

     (c) resign all offices held by him in any Group Company (without prejudice to the rights of any party arising out of the termination of the Secondment).

(4) The Secondee hereby authorizes the Company to deduct from any amounts payable by the Company or the Group to the Secondee on the termination of the Secondment any sums due to the Company or the Group from the Secondee as permitted by law.







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(5)  With effect from the date of termination of the Secondment,  all the rights and obligations of the parties shall cease except for those which are expressed to continue after that date and except in relation to any breach of any provision of these terms and conditions or any other agreement between the Company and the Secondee before that date. Termination of the Secondment shall not prejudice any other rights of the Company.

13.  GENERAL

(1) These terms and conditions shall be governed by and construed in accordance with the laws of the United Kingdom.

(2) In the event of any conflict between these terms and conditions and the provisions of any other agreement between the Secondee and any Group Company, these terms and conditions shall prevail.

14.  NOTICES

(1) Any notice or other document to be served under any agreement between the Company and the Secondee may, in the case of the Company, be delivered by hand or sent by first class mail or telex or facsimile process to the Company at its registered office for the time being and, in the case of the Secondee, may be delivered to him or sent by first class mail to his usual or last known place of residence.

(2)  Any such notice or other document shall be deemed to have been served:

     (a)  if delivered, at the time of delivery;

     (b) if mail, at 10.00 a.m. on the second Working Day after it was put into the mail; or

     (c) if sent by telex or facsimile process, at the expiration of two hours after the time of dispatch, if dispatched before 3.00 p.m. on any Working Day, and in any other case at 10.00 a.m. on the Working Day following the date of dispatch.

(3) In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and dispatched as the case may be.









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                               DATED JANUARY 2003





                                    BP p.l.c.


                                       and



                              Anthony Bryan Hayward




                            ------------------------

                                SERVICE AGREEMENT
                            ------------------------












                                  ALLEN & OVERY

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

THIS AGREEMENT is made on       January 2003

BETWEEN:

(1) BP p.l.c. (registered number 102498) whose registered office is at 1 St James's Square, London SW1Y 4PD (the "Company"); and

(2) Anthony Bryan Hayward c/o BP p.l.c, 1 St James's Square, London SW1Y 4PD (the "Executive")

IT IS AGREED as follows:

1.   Employment

     The Company shall continue to employ the Executive and the Executive shall assume the position of a Senior Executive of the Company on the terms set out in this agreement (the "Employment"). The Employment in this position shall take effect from 1 February 2003.

2.   Salary

(1)  The   Company   shall   pay  to  the   Executive   a  salary  at  the  rate
     of(pound)400,000 per annum.

(2) The Executive's salary shall be reviewed at the discretion of the Remuneration Committee.

(3) The Executive's salary shall accrue from day to day and be payable by equal instalments in arrears on the last day of every month.

3.   Pensions

     The Executive is entitled to continue to be a member of The BP Pension Scheme (the "Pension Scheme") subject to its terms. The Executive is entitled to benefits under the Pension Scheme in accordance with the separate arrangements made between the Company and the trustees of the Pension Scheme for the benefit of the Executive and as notified to him from time to time by the Company.

4.   Termination of Employment

(1) The Company or the Executive may terminate the Employment by giving to the other party at least 12 months' notice in writing expiring at any time.

(2) The Employment will automatically terminate (if not already terminated) on the day before the Executive's 60th birthday.

(3) The Company may at any time terminate the Employment with immediate effect by giving notice in writing to the Executive on terms that the Company shall pay to the Executive, in lieu of the remainder of the term of the Employment or, as the case may be, notice under subclause (1) above, an amount equal to 12 months' salary or the amount of salary that would have been paid to the Executive if the Employment terminated on the expiry of the remainder of any notice given under subclause (1) above as the case may be provided that the Executive's entitlement to the payment shall be conditional on him agreeing to comply with his obligations to the Company following the termination of the Employment (which include, but without limiting the generality of the foregoing his obligations not to use or disclose the Company's or the Group's confidential information under the General Terms and Conditions of Employment).

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

(4) The Company may in circumstances where the Remuneration Committee reasonably deems it to be in the Company's best interests elect that in place of a lump sum payment in lieu of notice under sub-clause (3) above the Company will pay the Executive in lieu of notice in a series of staged payments at the time or times that the Executive would have been paid had he been employed during the period of notice or remainder of such period given under sub-clause (1) above.

(5) Subclause (1) above does not limit the Company's rights to suspend any of the Executive's duties and powers under this agreement or the General Terms and Conditions of Employment. In addition or alternatively, the Company may during the whole or any part of any period of notice require the Executive to perform duties (including any modified duties arising from an exercise by the Company of its rights under the General Terms and Conditions of Employment) at such locations as the Company may reasonably require. Throughout any such period of suspension the Executive's salary and other benefits to which he is entitled under this agreement shall continue to be paid or provided by the Company.

5.   General

(1) Each of the provisions in this agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of the provisions of this agreement is void but would be valid if some part of the clause were deleted, the clause in question shall apply with such modification as may be necessary to make it valid.

(2) The General Terms and Conditions of Employment (a copy of which are attached to this agreement) as amended by the Remuneration Committee from time to time shall form part of the Executive's terms and conditions of employment and the definitions and other provisions contained in the interpretation clause in the General Terms and Conditions of Employment shall apply to this agreement.

(3) The terms set out in the Schedule in accordance with the requirements of the Employment Rights Act 1996 form part of this agreement.

(4) As from the effective date of the Employment all other agreements or arrangements between the Executive and any Group Company relating to the employment of the Executive shall cease to have effect.

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(5)  This  agreement  shall be  governed by and  construed  in  accordance  with
     English law.

AS WITNESS the hands of the Executive and of a duly authorised representative of the Company on the date which appears first on page 1.


SIGNED by JOHN BROWNE                        )
on behalf of BP p.l.c.                       )
in the presence of:                          )





SIGNED by                                    )
ANTHONY B HAYWARD                            )
in the presence of:                          )

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                                  THE SCHEDULE

The following constitutes the statement of the particulars of the Executive's employment issued pursuant to the Employment Rights Act 1996. The particulars are those which apply on the date of this agreement:

     Name of employer - the Company as defined on page 1 above.

     Name of employee - the Executive as defined on page 1 above.

     Date of commencement of employment - see clause 1.

     Date of commencement of continuous period of employment - 25 January 1982.

     Scale or rate of remuneration or method of calculating remuneration - see clause 2.

     Intervals at which remuneration is paid - monthly - see clause 2.

     Hours of work - there are no fixed hours of work - see also the General Terms and Conditions of Employment.

     Holidays (including public holidays) and holiday pay - the Executive shall be entitled to 28 Working Days' holiday with pay in every calendar year. In addition see the General Terms and Conditions of Employment.

     Sickness or injury and sick pay - see the General Terms and Conditions of Employment.

     Pension - see clause 3. A contracting out certificate within the meaning of
     Part III of the Pension Schemes Act 1993 is in force.

     Notice - see clause 4.

     Job title - Senior Executive.

     Place of work - the duties of the Employment relate primarily to the United Kingdom. The Executive shall be based at the Group's Headquarters, which for the time being are at the employer's address as stated on page 1 above.

     Collective agreements - the Company is not a party to any collective agreement which affects the Executive's employment.

     Working overseas - the Executive is not under any obligation to work overseas for periods exceeding one month and accordingly there are no particulars to be entered in this regard.

Discipline and grievance procedure - the Executive is subject to the Company's Senior Executive discipline and grievance procedure.

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




                      ------------------------------------

                          GENERAL TERMS AND CONDITIONS
                                  OF EMPLOYMENT
                            ON EXECUTIVE APPOINTMENTS
                      ------------------------------------


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
GENERAL TERMS AND CONDITIONS ON EXECUTIVE APPOINTMENTS

1.   Interpretation

(1)  In these terms and conditions:

     "Employment" means the employment of the Executive by the Company under the terms of a service agreement between the Executive and the Company;

     "Associated Company" means:

     (a) a company which is not a Subsidiary of the Company but whose issued equity share capital (as defined in section 744 of the Companies Act
          1985) is owned as to at least 20 per cent. by the Company or one of its Subsidiaries; and

     (b)  a Subsidiary of a company within (a) above;

     "CEO" means the chief executive officer of the Company and it includes his delegate or delegates where the chief executive officer has delegated his authority to manage the Executive or the business of the Group in which the Executive is performing his duties;

     "Group" means the Company and its subsidiaries and Associated Companies for the time being and "Group Company" means any one of them;

     "Recognised Investment Exchange" has the same meaning as in section 207 of the Financial Services Act 1986;

     "Remuneration Committee" means the remuneration committee of the board of directors of the Company;

     "Subsidiary" means a subsidiary within the meaning of section 736 of the Companies Act 1985; and

     "Working Day" means a day other than a Saturday, Sunday or bank or other public holiday in England (or if the Executive works on a bank or other public holiday a day's holiday taken in lieu of that holiday).

(2) References in these terms and conditions to a person include a body corporate and an unincorporated association of persons and references to a company include any body corporate.

(3) Any reference in these terms and conditions to a statutory provision includes any statutory modification or re-enactment of it for the time being in force.

(4)  Subclauses (1) to (3) above apply unless the contrary intention appears.

(5)  The   headings  in  these  terms  and   conditions   do  not  affect  their
     interpretation.

(6) Where appropriate, references to the Executive include his personal representatives.


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2.   Duties

(1) The Executive shall use his best endeavours to promote and protect the interests of the Group and shall not do anything which is harmful to those interests.

(2) The Executive shall diligently and faithfully perform such duties and exercise such powers as may from time to time be assigned to or vested in him in relation to the conduct and management of the affairs of the Group by the CEO. The CEO may also suspend all or any of the Executive's duties and powers for such periods and on such terms as he considers expedient (including a term that the Executive shall not attend at the Company's premises).

(3) The Executive shall give to the CEO such information regarding the affairs of the Group as he shall require and shall comply with all proper instructions of the CEO.

(4) The Executive shall have the power and the authority to act in accordance with the instructions of and within the limits prescribed by the CEO.

(5) The Executive shall comply with all codes of conduct from time to time adopted by the Company or notified to him and with all applicable rules and regulations of the London Stock Exchange including (without limitation) the model code on directors' dealings in securities.

(6) The Executive shall (unless prevented by ill-health or accident or otherwise directed by the CEO) devote the whole of his time during normal business hours to the duties of the Employment and such additional time as is necessary for the proper fulfilment of those duties.

(7) The Executive's salary shall be inclusive of any fees receivable by him as a director of any Group Company and if the Executive receives any such fees in addition to his salary he shall pay them to the Company.

(8) The Executive shall not accept any appointment to any office in relation to any body, whether corporate or not, (other than a Group Company) or directly or indirectly be interested in any manner in any other business except:

     (a) as holder or beneficial owner (for investment purposes only) of any class of securities in a company if those securities are listed or dealt in on a Recognised Investment Exchange and if the Executive (together with his spouse, children, parents and parents' issue) neither holds nor is beneficially interested in more than five per cent. of the securities of that class; or

     (b) with the consent in writing of the CEO which may be given subject to any terms or conditions which the Chairman may require.

3.   PLACE OF WORK of THE Executive

     The duties of the Employment shall relate primarily to the United Kingdom at such places as the CEO may from time to time require but shall extend to travel abroad when required by the CEO.


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4.   INCENTIVES

     The Executive agrees that his participation in any bonus or incentive arrangements shall be at the Remuneration Committee's sole discretion; that he is subject to the procedures as notified to him from time to time for setting and assessing any bonus or incentive payments under any scheme in which he participates; and that he is subject to the procedures for making any payments that may be due to him under the terms of any bonus or incentive scheme in which he participates.

5.   Travelling expenses

     The Company shall reimburse the Executive (on production of such evidence as it may reasonably require) the amount of all travelling and other expenses properly and reasonably incurred by him in the discharge of his duties.

6.   Car

(1) The Company shall provide the Executive with a car appropriate to his status for his use in the performance of his duties and, subject to any restrictions or conditions from time to time imposed by the Company, the Executive may use the car for his private purposes.

(2) The Company shall pay all normal servicing, insurance and running expenses in relation to the car and all fuel expenses incurred by the Executive in the performance of his duties.

(3) The Executive shall take good care of the car and shall observe the terms and conditions of the insurance policy relating to it and the terms of the Company's car policy from time to time.

7.   Pensions

     The Executive is entitled to become or as the case may be remain a member of the BP Pension Scheme (the "Pension Scheme") subject to its terms. The full terms are set out in the trust deeds and rules governing the Pension Scheme; copies of those documents are available to the Executive on request. The Company shall deduct from the Executive's salary any contributions payable by him from time to time to the Pension Scheme or any other pension scheme of the Group of which he becomes a member.

8.   Medical and sickness

(1) The Company may from time to time require the Executive to be examined by a medical adviser nominated by the Company and the Executive consents to the medical adviser disclosing the results of the examination to the Company's medical adviser and shall provide the Company with such formal consents as may be necessary for this purpose.

(2) The Executive shall be paid in full during any period of absence from work due to sickness or injury of 120 Working Days and at the rate of half of his salary for a further period of 120 Working Days subject to the provisions of clause 13 and to the production of satisfactory evidence from a registered medical practitioner in respect of any period of absence in excess of five consecutive Working Days. The periods during which the Executive receives payment may be extended by the CEO in his discretion following consultation with the Company's medical adviser. The Executive's salary during any period of absence due to sickness or injury shall be inclusive of any statutory sick pay to which he is entitled and the Company may deduct from his salary the amount of any social security benefits he may be entitled to receive.


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(3)  If the Executive is incapable of performing  his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of a third party and the Executive recovers any amount by way of compensation for loss of earnings from that third party, he shall pay to the Company a sum equal to the amount recovered or, if less, the amount paid to him by the Company under subclause (2) above in respect of the relevant period of absence as a result of that injury.

9.   Holidays

(1) The Executive shall take his holiday entitlement at times agreed with the CEO.

(2) Any entitlement to holiday remaining at the end of any calendar year may be carried forward to the next calendar year but no further. The entitlement to holiday (and on termination of employment to holiday pay in lieu of holiday) accrues pro rata throughout each calendar year (disregarding fractions of days).

10.  Confidential information

(1) The Executive shall not make use of or divulge to any person, and shall use his best endeavours to prevent the use, publication or disclosure of, any information of a confidential or secret nature:

     (a) concerning the business of the Company or any Group Company and which comes to his knowledge during the course of or in connection with his employment or his holding any office within the Group from any source within the Company or any Group Company: or

     (b) concerning the business of any person having dealings with the Company or any Group Company and which is obtained directly or indirectly in circumstances in which the Company or any Group Company is subject to a duty of confidentiality in relation to that information.

(2)  This clause shall not apply to information which is:

     (a) used or disclosed in the proper performance of the Executive's duties or with the prior written consent of the Company; or

     (b) ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law.

(3) This clause shall continue to apply after the termination of the Employment (whether terminated lawfully or not) without limit of time.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

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11.  Intellectual property

(1) In this clause "Intellectual Property Right" means a formula, process, invention, improvement, utility model, trade mark, service mark, business name, copyright, design right, patent, know-how, trade secret and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which:

     (a) relates to or is useful in connection with the business or any product or service of a Group Company; and

     (b) is invented, developed, created or acquired by the Executive (whether alone or jointly with any other person) during the period of the Employment.

(2) Subject to the provisions of the Patents Act 1977, the entire interest of the Executive in any Intellectual Property Right shall, as between the Executive and the Company, become the property of the Company as absolute beneficial owner without any payment to the Executive for it.

(3) The Executive shall promptly communicate in confidence to the Company full particulars of any Intellectual Property Right (whether or not it is vested in the Company pursuant to subclause (2) above or otherwise) and the Executive shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company without the prior written consent of the Company.

(4) The Executive shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or its nominee to obtain the protection of any Intellectual Property Right vested in the Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company to exploit any Intellectual Property Right vested in the Company to best advantage.

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(5)  The  obligations of the Executive  under  subclauses (2) to (4) above shall continue to apply after the termination of the Employment (whether terminated lawfully or not). Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.

12.  Termination of Employment


(1)  If the Executive:

     (a) becomes of unsound mind or is, or may be, suffering from mental disorder and either:

          (i) he is admitted to hospital for treatment under the Mental Health Act 1983; or

          (ii) an order is made by any competent court for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs; or

     (b) is unable properly to perform his duties by reason of ill-health, accident or otherwise for a period of 12 consecutive months; or

     (c) fails or neglects efficiently and diligently to discharge his duties or is guilty of any serious or repeated breach of his obligations under this agreement (including any consent granted under it); or

     (d) is guilty of serious misconduct or any other conduct which affects or is likely to affect prejudicially the interests of the Company or the Group or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or

     (e) becomes bankrupt or makes any arrangement or composition with his creditors; or

     (f) is disqualified from being a director of any company by reason of an order made by any competent court,

     the Company may (whether or not any notice of termination has been given) by written notice to the Executive terminate the Employment with immediate effect but a notice under paragraph (b) above may be given by the Company to the Executive only within 90 days after the end of any period or periods of disability referred to in that paragraph.

(2) During any period of notice of termination of the Employment (whether or not such notice has been given by the Company or the Executive) the Company may require the Executive to take any holiday to which the Executive is entitled at such time or times as the Company may decide.

(3) If the Executive is appointed as a director or officer of the Company or of any Group Company and the Executive ceases to be a director or officer of the Company or of that Group Company (for any reason whatsoever) that shall not terminate the Employment.

(4) On the termination of the Employment in any way (whether lawfully or otherwise) the Executive shall immediately:

     (a) return the car and its keys to the Company at such place as it shall nominate for the purpose; and

     (b) deliver to the Company's Group Human Resources Department all property in his possession, custody or under his control belonging to any Group Company including (but not limited to) business cards, credit and charge cards, security and computer passes, original and copy documents or other media on which information is held in his possession relating to the business or affairs of any Group Company; and

     (c) resign all offices held by him in any Group Company (without prejudice to the rights of any party arising out of the termination of the Employment).

(5) The Executive hereby authorises the Company to deduct from any amounts payable by the Company to the Executive on the termination of the Employment any sums due to the Company from the Executive.

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(6)  With effect from the date of termination of the Employment,  all the rights and obligations of the parties shall cease except for those which are expressed to continue after that date and except in relation to any breach of any provision of these terms and conditions or any other agreement between the Company and the Executive before that date. Termination of the Employment shall not prejudice any other rights of the Company.

13.  General

     These terms and conditions shall be governed by and construed in accordance with English law.

14.  Notices

(1) Any notice or other document to be served under any agreement between the Company and the Executive may, in the case of the Company, be delivered or sent by first class post or telex or facsimile process to the Company at its registered office for the time being and, in the case of the Executive, may be delivered to him or sent by first class post to his usual or last known place of residence.

(2)  Any such notice or other document shall be deemed to have been served:

     (a)  if delivered, at the time of delivery;

     (b) if posted, at 10.00 a.m. on the second Working Day after it was put into the post; or

     (c) if sent by telex or facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. on any Working Day, and in any other case at 10.00 a.m. on the Working Day following the date of despatch.

(3) In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and despatched as the case may be.

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                               DATED JANUARY 2003






                                    BP p.l.c.


                                       and



                             John Alexander Manzoni




                            ------------------------

                                SERVICE AGREEMENT
                            ------------------------




                                  ALLEN & OVERY

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THIS AGREEMENT is made on         January 2003

BETWEEN:

(1) BP p.l.c. (registered number 102498) whose registered office is at 1 St James's Square, London SW1Y 4PD (the "Company"); and

(2) John Alexander Manzoni c/o BP p.l.c., 1 St James's Square, London SW1Y 4PD (the "Executive")

IT IS AGREED as follows:

1.   Employment

     The Company shall continue to employ the Executive and the Executive shall assume the position of a Senior Executive of the Company on the terms set out in this agreement (the "Employment"). The Employment in this position shall take effect from 1 February 2003.

2.   Salary

(1)  The   Company   shall   pay  to  the   Executive   a  salary  at  the  rate
     of(pound)400,000 per annum.

(2) The Executive's salary shall be reviewed at the discretion of the Remuneration Committee.

(3) The Executive's salary shall accrue from day to day and be payable by equal instalments in arrears on the last day of every month.

3.   Pensions

     The Executive is entitled to continue to be a member of The BP Pension Scheme (the "Pension Scheme") subject to its terms. The Executive is entitled to benefits under the Pension Scheme in accordance with the separate arrangements made between the Company and the trustees of the Pension Scheme for the benefit of the Executive and as notified to him from time to time by the Company.

4.   Termination of Employment

(1) The Company or the Executive may terminate the Employment by giving to the other party at least 12 months' notice in writing expiring at any time.

(2) The Employment will automatically terminate (if not already terminated) on the day before the Executive's 60th birthday.

(3) The Company may at any time terminate the Employment with immediate effect by giving notice in writing to the Executive on terms that the Company shall pay to the Executive, in lieu of the remainder of the term of the Employment or, as the case may be, notice under subclause (1) above, an amount equal to 12 months' salary or the amount of salary that would have been paid to the Executive if the Employment terminated on the expiry of the remainder of any notice given under subclause (1) above as the case may be provided that the Executive's entitlement to the payment shall be conditional on him agreeing to comply with his obligations to the Company following the termination of the Employment (which include, but without limiting the generality of the foregoing his obligations not to use or disclose the Company's or the Group's confidential information under the General Terms and Conditions of Employment).

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(4)  The  Company  may  in  circumstances   where  the  Remuneration   Committee
     reasonably deems it to be in the Company's best interests elect that in place of a lump sum payment in lieu of notice under sub-clause (3) above the Company will pay the Executive in lieu of notice in a series of staged payments at the time or times that the Executive would have been paid had he been employed during the period of notice or remainder of such period given under sub-clause (1) above.

(5) Subclause (1) above does not limit the Company's rights to suspend any of the Executive's duties and powers under this agreement or the General Terms and Conditions of Employment. In addition or alternatively, the Company may during the whole or any part of any period of notice require the Executive to perform duties (including any modified duties arising from an exercise by the Company of its rights under the General Terms and Conditions of Employment) at such locations as the Company may reasonably require. Throughout any such period of suspension the Executive's salary and other benefits to which he is entitled under this agreement shall continue to be paid or provided by the Company.

5.   General

(1) Each of the provisions in this agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of the provisions of this agreement is void but would be valid if some part of the clause were deleted, the clause in question shall apply with such modification as may be necessary to make it valid.

(2) The General Terms and Conditions of Employment (a copy of which are attached to this agreement) as amended by the Remuneration Committee from time to time shall form part of the Executive's terms and conditions of employment and the definitions and other provisions contained in the interpretation clause in the General Terms and Conditions of Employment shall apply to this agreement.

(3) The terms set out in the Schedule in accordance with the requirements of the Employment Rights Act 1996 form part of this agreement.

(4) As from the effective date of the Employment all other agreements or arrangements between the Executive and any Group Company relating to the employment of the Executive shall cease to have effect.

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(5)  This  agreement  shall be  governed by and  construed  in  accordance  with
     English law.

AS WITNESS the hands of the Executive and of a duly authorised representative of the Company on the date which appears first on page 1.


SIGNED by JOHN BROWNE                       )
on behalf of BP p.l.c.                      )
in the presence of:                         )





SIGNED by                                   )
JOHN A MANZONI                              )
in the presence of:                         )

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                                  THE SCHEDULE

The following constitutes the statement of the particulars of the Executive's employment issued pursuant to the Employment Rights Act 1996. The particulars are those which apply on the date of this agreement:

     Name of employer - the Company as defined on page 1 above.

     Name of employee - the Executive as defined on page 1 above.

     Date of commencement of employment - see clause 1.

     Date of commencement of continuous period of employment - 10 October 1983.

     Scale or rate of remuneration or method of calculating remuneration - see clause 2.

     Intervals at which remuneration is paid - monthly - see clause 2.

     Hours of work - there are no fixed hours of work - see also the General Terms and Conditions of Employment.

     Holidays (including public holidays) and holiday pay - the Executive shall be entitled to 28 Working Days' holiday with pay in every calendar year. In addition see the General Terms and Conditions of Employment.

     Sickness or injury and sick pay - see the General Terms and Conditions of Employment.

     Pension - see clause 3. A contracting out certificate within the meaning of
     Part III of the Pension Schemes Act 1993 is in force.

     Notice - see clause 4.

     Job title - Senior Executive.

     Place of work - the duties of the Employment relate primarily to the United Kingdom. The Executive shall be based at the Group's Headquarters, which for the time being are at the employer's address as stated on page 1 above.

     Collective agreements - the Company is not a party to any collective agreement which affects the Executive's employment.

     Working overseas - the Executive is not under any obligation to work overseas for periods exceeding one month and accordingly there are no particulars to be entered in this regard.

Discipline and grievance procedure - the Executive is subject to the Company's Senior Executive discipline and grievance procedure.

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                      ------------------------------------

                          GENERAL TERMS AND CONDITIONS
                                  OF EMPLOYMENT
                            ON EXECUTIVE APPOINTMENTS
                      ------------------------------------


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
GENERAL TERMS AND CONDITIONS ON EXECUTIVE APPOINTMENTS

1.   Interpretation

(1)  In these terms and conditions:

     "Employment" means the employment of the Executive by the Company under the terms of a service agreement between the Executive and the Company;

     "Associated Company" means:

     (a) a company which is not a Subsidiary of the Company but whose issued equity share capital (as defined in section 744 of the Companies Act
          1985) is owned as to at least 20 per cent. by the Company or one of its Subsidiaries; and

     (b)  a Subsidiary of a company within (a) above;

     "CEO" means the chief executive officer of the Company and it includes his delegate or delegates where the chief executive officer has delegated his authority to manage the Executive or the business of the Group in which the Executive is performing his duties;

     "Group" means the Company and its subsidiaries and Associated Companies for the time being and "Group Company" means any one of them;

     "Recognised Investment Exchange" has the same meaning as in section 207 of the Financial Services Act 1986;

     "Remuneration Committee" means the remuneration committee of the board of directors of the Company;

     "Subsidiary" means a subsidiary within the meaning of section 736 of the Companies Act 1985; and

     "Working Day" means a day other than a Saturday, Sunday or bank or other public holiday in England (or if the Executive works on a bank or other public holiday a day's holiday taken in lieu of that holiday).

(2) References in these terms and conditions to a person include a body corporate and an unincorporated association of persons and references to a company include any body corporate.

(3) Any reference in these terms and conditions to a statutory provision includes any statutory modification or re-enactment of it for the time being in force.

(4)  Subclauses (1) to (3) above apply unless the contrary intention appears.

(5)  The   headings  in  these  terms  and   conditions   do  not  affect  their
     interpretation.

(6) Where appropriate, references to the Executive include his personal representatives.

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2.   Duties

(1) The Executive shall use his best endeavours to promote and protect the interests of the Group and shall not do anything which is harmful to those interests.

(2) The Executive shall diligently and faithfully perform such duties and exercise such powers as may from time to time be assigned to or vested in him in relation to the conduct and management of the affairs of the Group by the CEO. The CEO may also suspend all or any of the Executive's duties and powers for such periods and on such terms as he considers expedient (including a term that the Executive shall not attend at the Company's premises).

(3) The Executive shall give to the CEO such information regarding the affairs of the Group as he shall require and shall comply with all proper instructions of the CEO.

(4) The Executive shall have the power and the authority to act in accordance with the instructions of and within the limits prescribed by the CEO.

(5) The Executive shall comply with all codes of conduct from time to time adopted by the Company or notified to him and with all applicable rules and regulations of the London Stock Exchange including (without limitation) the model code on directors' dealings in securities.

(6) The Executive shall (unless prevented by ill-health or accident or otherwise directed by the CEO) devote the whole of his time during normal business hours to the duties of the Employment and such additional time as is necessary for the proper fulfilment of those duties.

(7) The Executive's salary shall be inclusive of any fees receivable by him as a director of any Group Company and if the Executive receives any such fees in addition to his salary he shall pay them to the Company.

(8) The Executive shall not accept any appointment to any office in relation to any body, whether corporate or not, (other than a Group Company) or directly or indirectly be interested in any manner in any other business except:

     (a) as holder or beneficial owner (for investment purposes only) of any class of securities in a company if those securities are listed or dealt in on a Recognised Investment Exchange and if the Executive (together with his spouse, children, parents and parents' issue) neither holds nor is beneficially interested in more than five per cent. of the securities of that class; or

     (b) with the consent in writing of the CEO which may be given subject to any terms or conditions which the Chairman may require.

3.   PLACE OF WORK of THE Executive

     The duties of the Employment shall relate primarily to the United Kingdom at such places as the CEO may from time to time require but shall extend to travel abroad when required by the CEO.

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4.   INCENTIVES

     The Executive agrees that his participation in any bonus or incentive arrangements shall be at the Remuneration Committee's sole discretion; that he is subject to the procedures as notified to him from time to time for setting and assessing any bonus or incentive payments under any scheme in which he participates; and that he is subject to the procedures for making any payments that may be due to him under the terms of any bonus or incentive scheme in which he participates.

5.   Travelling expenses

     The Company shall reimburse the Executive (on production of such evidence as it may reasonably require) the amount of all travelling and other expenses properly and reasonably incurred by him in the discharge of his duties.

6.   Car

(1) The Company shall provide the Executive with a car appropriate to his status for his use in the performance of his duties and, subject to any restrictions or conditions from time to time imposed by the Company, the Executive may use the car for his private purposes.

(2) The Company shall pay all normal servicing, insurance and running expenses in relation to the car and all fuel expenses incurred by the Executive in the performance of his duties.

(3) The Executive shall take good care of the car and shall observe the terms and conditions of the insurance policy relating to it and the terms of the Company's car policy from time to time.

7.   Pensions

     The Executive is entitled to become or as the case may be remain a member of the BP Pension Scheme (the "Pension Scheme") subject to its terms. The full terms are set out in the trust deeds and rules governing the Pension Scheme; copies of those documents are available to the Executive on request. The Company shall deduct from the Executive's salary any contributions payable by him from time to time to the Pension Scheme or any other pension scheme of the Group of which he becomes a member.

8.   Medical and sickness

(1) The Company may from time to time require the Executive to be examined by a medical adviser nominated by the Company and the Executive consents to the medical adviser disclosing the results of the examination to the Company's medical adviser and shall provide the Company with such formal consents as may be necessary for this purpose.

(2) The Executive shall be paid in full during any period of absence from work due to sickness or injury of 120 Working Days and at the rate of half of his salary for a further period of 120 Working Days subject to the provisions of clause 13 and to the production of satisfactory evidence from a registered medical practitioner in respect of any period of absence in excess of five consecutive Working Days. The periods during which the Executive receives payment may be extended by the CEO in his discretion following consultation with the Company's medical adviser. The Executive's salary during any period of absence due to sickness or injury shall be inclusive of any statutory sick pay to which he is entitled and the Company may deduct from his salary the amount of any social security benefits he may be entitled to receive.

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(3)  If the Executive is incapable of performing  his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of a third party and the Executive recovers any amount by way of compensation for loss of earnings from that third party, he shall pay to the Company a sum equal to the amount recovered or, if less, the amount paid to him by the Company under subclause (2) above in respect of the relevant period of absence as a result of that injury.

9.   Holidays

(1) The Executive shall take his holiday entitlement at times agreed with the CEO.

(2) Any entitlement to holiday remaining at the end of any calendar year may be carried forward to the next calendar year but no further. The entitlement to holiday (and on termination of employment to holiday pay in lieu of holiday) accrues pro rata throughout each calendar year (disregarding fractions of days).

10.  Confidential information

(1) The Executive shall not make use of or divulge to any person, and shall use his best endeavours to prevent the use, publication or disclosure of, any information of a confidential or secret nature:

     (a) concerning the business of the Company or any Group Company and which comes to his knowledge during the course of or in connection with his employment or his holding any office within the Group from any source within the Company or any Group Company: or

     (b) concerning the business of any person having dealings with the Company or any Group Company and which is obtained directly or indirectly in circumstances in which the Company or any Group Company is subject to a duty of confidentiality in relation to that information.

(2)  This clause shall not apply to information which is:

     (a) used or disclosed in the proper performance of the Executive's duties or with the prior written consent of the Company; or

     (b) ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law.

(3) This clause shall continue to apply after the termination of the Employment (whether terminated lawfully or not) without limit of time.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

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11.  Intellectual property

(1) In this clause "Intellectual Property Right" means a formula, process, invention, improvement, utility model, trade mark, service mark, business name, copyright, design right, patent, know-how, trade secret and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which:

     (a) relates to or is useful in connection with the business or any product or service of a Group Company; and

     (b) is invented, developed, created or acquired by the Executive (whether alone or jointly with any other person) during the period of the Employment.

(2) Subject to the provisions of the Patents Act 1977, the entire interest of the Executive in any Intellectual Property Right shall, as between the Executive and the Company, become the property of the Company as absolute beneficial owner without any payment to the Executive for it.

(3) The Executive shall promptly communicate in confidence to the Company full particulars of any Intellectual Property Right (whether or not it is vested in the Company pursuant to subclause (2) above or otherwise) and the Executive shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company without the prior written consent of the Company.

(4) The Executive shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or its nominee to obtain the protection of any Intellectual Property Right vested in the Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company to exploit any Intellectual Property Right vested in the Company to best advantage.


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(5)  The  obligations of the Executive  under  subclauses (2) to (4) above shall continue to apply after the termination of the Employment (whether terminated lawfully or not). Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.

12.  Termination of Employment


(1)  If the Executive:

     (a) becomes of unsound mind or is, or may be, suffering from mental disorder and either:

          (i) he is admitted to hospital for treatment under the Mental Health Act 1983; or

          (ii) an order is made by any competent court for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs; or

     (b) is unable properly to perform his duties by reason of ill-health, accident or otherwise for a period of 12 consecutive months; or

     (c) fails or neglects efficiently and diligently to discharge his duties or is guilty of any serious or repeated breach of his obligations under this agreement (including any consent granted under it); or

     (d) is guilty of serious misconduct or any other conduct which affects or is likely to affect prejudicially the interests of the Company or the Group or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or

     (e) becomes bankrupt or makes any arrangement or composition with his creditors; or

     (f) is disqualified from being a director of any company by reason of an order made by any competent court,

     the Company may (whether or not any notice of termination has been given) by written notice to the Executive terminate the Employment with immediate effect but a notice under paragraph (b) above may be given by the Company to the Executive only within 90 days after the end of any period or periods of disability referred to in that paragraph.

(2) During any period of notice of termination of the Employment (whether or not such notice has been given by the Company or the Executive) the Company may require the Executive to take any holiday to which the Executive is entitled at such time or times as the Company may decide.

(3) If the Executive is appointed as a director or officer of the Company or of any Group Company and the Executive ceases to be a director or officer of the Company or of that Group Company (for any reason whatsoever) that shall not terminate the Employment.

(4) On the termination of the Employment in any way (whether lawfully or otherwise) the Executive shall immediately:

     (a) return the car and its keys to the Company at such place as it shall nominate for the purpose; and

     (b) deliver to the Company's Group Human Resources Department all property in his possession, custody or under his control belonging to any Group Company including (but not limited to) business cards, credit and charge cards, security and computer passes, original and copy documents or other media on which information is held in his possession relating to the business or affairs of any Group Company; and

     (c) resign all offices held by him in any Group Company (without prejudice to the rights of any party arising out of the termination of the Employment).

(5) The Executive hereby authorises the Company to deduct from any amounts payable by the Company to the Executive on the termination of the Employment any sums due to the Company from the Executive.

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(6)  With effect from the date of termination of the Employment,  all the rights and obligations of the parties shall cease except for those which are expressed to continue after that date and except in relation to any breach of any provision of these terms and conditions or any other agreement between the Company and the Executive before that date. Termination of the Employment shall not prejudice any other rights of the Company.

13.  General

     These terms and conditions shall be governed by and construed in accordance with English law.

14.  Notices

(1) Any notice or other document to be served under any agreement between the Company and the Executive may, in the case of the Company, be delivered or sent by first class post or telex or facsimile process to the Company at its registered office for the time being and, in the case of the Executive, may be delivered to him or sent by first class post to his usual or last known place of residence.

(2)  Any such notice or other document shall be deemed to have been served:

     (a)  if delivered, at the time of delivery;

     (b) if posted, at 10.00 a.m. on the second Working Day after it was put into the post; or

     (c) if sent by telex or facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. on any Working Day, and in any other case at 10.00 a.m. on the Working Day following the date of despatch.

(3) In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and despatched as the case may be.

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                            DATED 31st December 1997




                      THE BRITISH PETROLEUM COMPANY p.l.c.

                                       and

                               RICHARD LAKE OLVER






                                SERVICE AGREEMENT
















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THIS AGREEMENT is made on 31st December 1997 BETWEEN:


(1) THE BRITISH PETROLEUM COMPANY p.l.c. (registered number 102498) whose registered office is at Britannic House. 1 Finsbury Circus, London EC2M 7BA (the `Company'); and

(2) RICHARD LAKE OLVER of Bay Lodge, Mill Lane, Danbury, Essex CM3 4HY (the Executive)

IT IS AGREED as follows:

1.     EMPLOYMENT

       The Company shall continue to employ the Executive and the Executive shall assume the position of a Senior Executive of the Company on the terms set out in this agreement (the `Employment'). The Employment in this position shall take effect from 1st January 1998.

2.     SALARY

(1) The Company shall pay to the Executive a salary at the rate of (pound)300,000 per annum.

(2) The Executive's salary shall be reviewed at the discretion of the Company.

(3) The Executive's salary shall accrue from day to day and be payable by equal instalments in arrears on the last day of every month.

3.     PENSIONS

       The Executive is entitled to continue to he a member of The BP Pension Scheme (the `Pension Scheme') subject to its terms. The Executive is entitled to benefits under the Pension Scheme in accordance with the separate arrangements made between the Company and the trustees of the Pension Scheme for the benefit of the Executive and as notified to him from time to time by the Company.

4.     TERMINATION OF EMPLOYMENT

(1) The Company or the Executive may terminate the Employment by giving to the other party at least 12 months notice in writing expiring at any time.

(2) The Company may at any time terminate the Employment with immediate effect by giving notice in writing to the Executive on terms that the Company shall pay to the Executive, in lieu of notice under subclause (1) above, an amount equal to 12 months' salary or the amount of salary that would have been paid to the Executive if the Employment terminated on the expiry of the remainder of any notice given under subclause (1) above provided that the Executive's entitlement to the payment shall be conditional on him agreeing to comply with his obligations to the Company following the termination of the Employment (which include, but without limiting the generality of the foregoing his obligations not to use or disclose the Company's or the Group's confidential information under the General Terms and Conditions of Employment).






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(3)    Subclause (1) above does not limit the Company's rights to suspend any of the Executive's duties and powers under this agreement or the General Terms and Conditions of Employment. In addition or alternatively, the Company may during the whole or any part of any period of notice require the Executive to perform duties (including any modified duties arising from an exercise by the Company of its rights under the General Terms and Conditions of Employment) at such locations as the Company may reasonably require. Throughout any such period of suspension the Executive's salary and other benefits to which he is entitled under this agreement shall continue to be paid or provided by the Company.

5.     GENERAL

(1) Each of the provisions in this agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of the provisions of this agreement is void but would be valid if some part of the clause were deleted, the clause in question shall apply with such modification as may be necessary to make it valid.

(2) The General Terms and Conditions of Employment (a copy of which are attached to this agreement) as amended by the Company from time to time shall form part of the Executive's terms and conditions of employment and the definitions and other provisions contained in the interpretation clause in the General Terms and Conditions of Employment shall apply to this agreement.

(3) The terms set out in the Schedule in accordance with the requirements of the Employment Rights Act 1996 form part of this agreement.

(4) As from the effective date of the Employment all other agreements or arrangements between the Executive and any Group Company relating to the employment of the Executive shall cease to have effect.

(5) This agreement shall be governed by and construed in accordance with English law.

AS WITNESS the hands of the Executive and of a duly authorized representative of the Company on the date which appears first on page 1.

SIGNED by E.J.P. BROWNE
on behalf of THE BRITISH PETROLEUM
COMPANY p.l.c.
in the prescence of




SIGNED by RICHARD LAKE OLVER
in the presence of









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                                  THE SCHEDULE

The following constitutes the statement of the particulars of the Executive's employment issued pursuant to the Employment Rights Act 1996. The particulars are those which apply on the date of this agreement:

       Name of employer - the Company as defined on page 1 above,

       Name of employee - the Executive as defined on page 1 above.

       Date of commencement of employment - see clause 1.

       Date of commencement of continuous period of employment - 3rd December, 1973.

       Scale or rate of remuneration or method of calculating remuneration - see clause 2.

       Intervals at which remuneration is paid - monthly - see clause 2.

       Hours of work - there are no fixed hours of work - see also the General Terms and Conditions of Employment.

       Holidays (including public holidays) and holiday pay - the Executive shall be entitled to 28 Working Days' holiday with pay in every calendar year. In addition see the General Terms and Conditions of Employment.

       Sickness or injury and sick pay - see the General Terms and Conditions of Employment.

       Pension - see clause 3. A contracting out certificate within the meaning of Part III of the Pension Schemes Act 1993 is in force.

       Notice - see clause 4.

       Job title - Senior Executive.

       Place of work - the duties of the Employment relate primarily to the United Kingdom. The Executive shall be based at the Group's Headquarters, which for the time being are at the employer's address as stated on page 1 above.

       Collective agreements - the Company is not a party to any collective agreement which affects the Executive's employment.

       Working overseas - the Executive is not under any obligation to work overseas for periods exceeding one month and accordingly there are no particulars to be entered in this regard.

       Discipline and grievance procedure - there are no specific disciplinary rules applicable to the Executive's employment. If the Executive is dissatisfied with any disciplinary decision or seeks to redress any grievance relating to his employment, he should raise this with the CEO.









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


                          GENERAL TERMS AND CONDIITIONS
                                  OF EMPLOYMENT
                            ON EXECUTIVE APPOINTMENTS

                                    CONTENTS
CLAUSE                                                                PAGE

1.     Interpretation                                                    1
2.     Duties                                                            1
3.     Place of Work of the Executive                                    2
4.     Incentives                                                        2
5.     Travelling Expenses                                               3
6      Car                                                               3
7.     Pension                                                           3
8.     Medical and Sickness                                              3
9.     Holidays                                                          4
10.    Confidential Information                                          4
11.    Intellectual Property                                             4
12.    Termination of Employment                                         5
13.    General                                                           7
14.    Notices                                                           7









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GENERAL TERMS AND CONDITIONS ON EXECUTIVE APPOINTMENTS

1.     INTERPRETATION

(1)    In these terms and conditions:

       `Employment' means the employment of the Executive by the Company under the terms of a service agreement between the Executive and the Company;

       `Associated Company' means:

       (a) a company which is not a Subsidiary of the Company but whose issued equity share capital (as defined in section 744 of the Companies Act 1985) is owned as to at least 20 per cent by the Company or one of its Subsidiaries; and

       (b)   a Subsidiary of a company within (a) above;

       `CEO' means the chief executive officer of the Company and it includes his delegate or delegates where the chief executive officer has delegated his authority to manage the Executive or the business of the Group in which the Executive is performing his duties;

       `Group' means the Company and its subsidiaries and Associated Companies for the time being and `Group Company' means any one of them;

       `Recognized Investment Exchange' has the same meaning as in section 207 of the Financial Services Act 1986;

       `Subsidiary' means a subsidiary within the meaning of section 736 of the Companies Act 1985; and

       `Working Day' means a day other than a Saturday, Sunday or bank or other public holiday in England (or if the Executive works on a bank or other public holiday a day's holiday taken in lieu of that holiday).

(2) References in these terms and conditions to a person include a body corporate and an unincorporated association of persons and references to a company include any body corporate.

(3) Any reference in these terms and conditions to a statutory provision includes any statutory modification or re-enactment of it for the time being in force.

(4) Subclauses (1) to (3) above apply unless the contrary intention appears.

(5) The headings in these terms and conditions do not affect their interpretation.

(6) Where appropriate, references to the Executive include his personal representatives.








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2.     DUTIES

(1) The Executive shall use his best endeavours to promote and protect the interests of the Group and shall not do anything which is harmful to those interests.

(2) The Executive shall diligently and faithfully perform such duties and exercise such powers as may from time to time be assigned to or vested in him in relation to the conduct and management of the affairs of the Group by the CEO. The CEO may also suspend all or any of the Executive's duties and powers for such periods and on such terms as he considers expedient (including a term that the Executive shall not attend at the Company's premises).

(3) The Executive shall give to the CEO such information regarding the affairs of the Group as he shall require and shall comply with all proper instructions of the CEO.

(4) The Executive shall have the power and the authority to act in accordance with the instructions of and within the limits prescribed by the CEO.

(5) The Executive shall comply with all codes of conduct from time to time adopted by the Company and with all applicable rules and regulations of the London Stock Exchange including (without limitation) the model code on directors' dealings in securities.

(6) The Executive shall (unless prevented by ill-health or accident or otherwise directed by the CEO) devote the whole of his time during normal business hours to the duties of the Employment and such additional time as is necessary for the proper fulfilment of those duties.

(7) The Executive's salary shall be inclusive of any fees receivable by him as a director of any Group Company and if the Executive receives any such fees in addition to his salary he shall pay them to the Company.

(8) The Executive shall not accept any appointment to any office in relation to any body whether corporate or not, (other than a Group Company) or directly or indirectly be interested in any manner in any other business except:

       (a) as holder or beneficial owner (for investment purposes only) of any class of securities in a company if those securities are listed or dealt in on a Recognized Investment Exchange and if the Executive (together with his spouse, children, parents and parents issue) neither holds nor is beneficially interested in more than five per cent. of the securities of that class; or

       (b) with the consent in writing of the Company which may be given subject to any terms or conditions which the Company requires.

3.    PLACE OF WORK OF THE EXECUTIVE

       The duties of the Employment shall relate primarily to the United Kingdom at such places as the Company may from time to time require but shall extend to travel abroad when required by the Company.






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4.     INCENTIVES

       The Executive agrees that his participation in any bonus or incentive arrangements shall be at the Company's sole discretion; that he is subject to the Company's procedures as notified to him from time to time for setting and assessing any bonus or incentive payments under any scheme in which he participates; and that he is subject to the procedures for making any payments that may be due to him under the terms of any bonus or incentive scheme in which he participates.

5.     TRAVELLING EXPENSES

       The Company shall reimburse the Executive (on production of such evidence as it may reasonably require) the amount of all travelling and other expenses properly and reasonably incurred by him in the discharge of his duties.

6.     CAR

(1) The Company shall provide the Executive with a car appropriate to his status for his use in the performance of his duties and, subject to any restrictions or conditions from time to time imposed by the Company, the Executive may use the car for his private purposes.

(2) The Company shall pay all normal servicing, insurance and running expenses in relation to the car and all fuel expenses incurred by the Executive in the performance of his duties.

(3) The Executive shall take good care of the car and shall observe the terms and conditions of the insurance policy relating to it and the terms of the Company's car policy from time to time.

7.     PENSIONS

       The Executive is entitled to become or as the case may be remain a member of the BP Pension Scheme (the `Pension Scheme') subject to its terms. The full terms are set out in the trust deeds and rules governing the Pension Scheme; copies of those documents are available to the Executive on request. The Company shall deduct from the Executive's salary any contributions payable by him from time to time to the Pension Scheme or any other pension scheme of the Group of which he becomes a member.

8.     MEDICAL AND SICKNESS

(1) The Company may from time to time require the Executive to be examined by a medical adviser nominated by the Company and the Executive consents to the medical adviser disclosing the results of the examination to the Company and shall provide the Company with such formal consents as may be necessary for this purpose.





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(2)    The  Executive  shall he paid in full  during any period of absence  from work due to sickness or injury of 120 Working Days and at the rate of half of his salary for a further period of 120 Working Days subject to the provisions of clause 13 and to the production of satisfactory evidence from a registered medical practitioner in respect of any period of absence in excess of five consecutive Working Days. The periods during which the Executive receives payment may be extended by the CEO in his discretion following consultation with the Company's medical adviser. The Executive's salary during any period of absence due to sickness or injury shall be inclusive of any statutory sick pay to which he is entitled and the Company may deduct from his salary the amount of any social security benefits he may be entitled to receive.

(3) If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of a third party and the Executive recovers any amount by way of compensation for loss of earnings from that third party, he shall pay to the Company a sum equal to the amount recovered or, if less, the amount paid to him by the Company under subclause (2) above in respect of the relevant period of absence as a result of that injury.

9.     HOLIDAYS

(1) The Executive shall take his holiday entitlement at times agreed with the Company.

(2) Any entitlement to holiday remaining at the end of any calendar year may be carried forward to the next calendar year but no further. The entitlement to holiday (and on termination of employment to holiday pay in lieu of holiday) accrues pro rata throughout each calendar year (disregarding fractions of days).

10.    CONFIDENTIAL INFORMATION

(1) The Executive shall not make use of or divulge to any person. and shall use his best endeavours to prevent the use, publication or disclosure of, any information of a confidential or secret nature:

       (a) concerning the business of the Company or any Group Company and which comes to his knowledge during the course of or in connection with his employment or his holding any office within the Group from any source within the Company or any Group Company: or

       (b) concerning the business of any person having dealings with the Company or any Group Company and which is obtained directly or indirectly in circumstances in which the Company or any Group Company is subject to a duty of confidentiality in relation to that information

(2)    This clause shall not apply to information which is:

       (a) used or disclosed in the proper performance of the Executive's duties or with the prior written consent of the Company; or

       (b) ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law.






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(3)    This  clause  shall  continue  to  apply  after  the  termination  of the
       Employment (whether terminated lawfully or not) without limit of time.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

11.    INTELLECTUAL PROPERTY

(1) In this clause `Intellectual Property Right' means a formula, process, invention. improvement, utility model, trade mark, service mark, business name, copyright, design right. patent, know-how, trade secret and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which:

       (a) relates to or is useful in connection with the business or any product or service of a Group Company; and

       (b) is invented, developed, created or acquired by the Executive (whether alone or jointly with any other person) during the period of the Employment.

(2) Subject to the provisions of the Patents Act 1977, the entire interest of the Executive in any Intellectual Property Right shall, as between the Executive and the Company, become the property of the Company as absolute beneficial owner without any payment to the Executive for it.

(3) The Executive shall promptly communicate in confidence to the Company full particulars of any Intellectual Property Right (whether or not it is vested in the Company pursuant to subclause (2) above or otherwise) and the Executive shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company without the prior written consent of the Company.

(4) The Executive shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or its nominee to obtain the protection of any intellectual Property Right vested in the Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company to exploit any Intellectual Property Right vested in the Company to best advantage.

(5) The obligations of the Executive under subclauses (2) to (4) above shall continue to apply after the termination of the Employment (whether terminated lawfully or not). Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.







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12.    TERMINATION OF EMPLOYMENT

(1) If not previously terminated the Employment shall automatically terminate at the end of the day immediately before the day on which the Executive attains age 60 or any other retirement age applicable to the employees of the Company generally.

(2)    If the Executive:

       (a) becomes of unsound mind or is, or may be, suffering from mental disorder and either:

            (i) he is admitted to hospital for treatment under the Mental Health Act 1983; or

            (ii) an order is made by any  competent  court for his  detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs; or

       (b) is unable properly to perform his duties by reason of ill-health, accident or otherwise for a period of 12 consecutive months; or

       (c) fails or neglects efficiently and diligently to discharge his duties or is guilty of any serious or repeated breach of his obligations under this agreement (including any consent granted under it); or

       (d) is guilty of serious misconduct or any other conduct which affects or is likely to affect prejudicially the interests of the Company or the Group or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or

       (e) becomes bankrupt or makes any arrangement or composition with his creditors; or

       (f) is disqualified from being a director of any company by reason of an order made by any competent court,

       the Company may (whether or not any notice of termination has been given) by written notice to the Executive terminate the Employment with immediate effect but a notice under paragraph (b) above may be given by the Company to the Executive only within 90 days after the end of any period or periods of disability referred to in that paragraph.

(3) During any period of notice of termination of the Employment (whether or not such notice has been given by the Company or the Executive) the Company may require the Executive to take any holiday to which the Executive is entitled at such time or times as the Company may decide.

(4) If the Executive is appointed as a director or officer of the Company or of any Group Company and the Executive ceases to be a director or officer of the Company or of that Group Company (for any reason whatsoever) that shall not terminate the Employment.






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(5)    On the  termination  of the  Employment  in any way (whether  lawfully or otherwise) the Executive shall immediately:

       (a) return the car and its keys to the Company at such place as it shall nominate for the purpose; and

       (b) deliver to the Company's Group Human Resources Department all property in his possession, custody or under his control belonging to any Group Company including (but not limited to) business cards, credit and charge cards, security and computer passes, original and copy documents or other media on which information is held in his possession relating to the business or affairs of any Group Company; and

       (c) resign all offices held by him in any Group Company (without prejudice to the rights of any party arising out of the termination of the Employment).

(6) The Executive hereby authorizes the Company to deduct from any amounts payable by the Company to the Executive on the termination of the Employment any sums due to the Company from the Executive.

(7) With effect from the date of termination of the Employment, all the rights and obligations of the parties shall cease except for those which are expressed to continue after that date and except in relation to any breach of any provision of these terms and conditions or any other agreement between the Company and the Executive before that date. Termination of the Employment shall not prejudice any other rights of the Company.

13.    GENERAL

       These terms and conditions shall be governed by and construed in accordance with English Law.

14.    NOTICES

(1) Any notice or other document to be served under any agreement between the Company and the Executive may, in the case of the Company, be delivered or sent by first class post or telex or facsimile process to the Company at its registered office for the time being and, in the case of the Executive, may be delivered to him or sent by first class post to his usual or last known place of residence.

(2)    Any such notice or other document shall he deemed to have been served:

       (a)   if delivered, at the time of delivery;

       (b) if posted, at 10.00 a.m. on the second Working Day after it was put into the post; or

       (c) if sent by telex or facsimile process, at the expiration of two hours after the time of despatch, if despatched before
             3.00 p.m. on any Working Day, and in any other case at 10.00 am. on the Working Day following the date of despatch.





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(3)    In proving such service it shall he sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and despatched as the case may be.
















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